LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$990,223,000 (Approximate)

STRUCTURED ASSET SECURITIES CORPORATION,

SERIES 2005-NC2

SENIOR/SUBORDINATE CERTIFICATES

No Hard Cap – Act/360 – No Delay

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	327,938,000	1 M LIBOR	2.38	1-77	16.00%	TBD	5/25/2035	AAA/Aaa/AAA
A2(4)	81,984,000	1 M LIBOR	2.38	1-77	16.00%	TBD	5/25/2035	AAA/Aaa/AAA
A3(5)	100,000,000	[4.05]%	1.00	1-21	16.00%	N/A	5/25/2035	AAA/Aaa/AAA
A4(5)	98,816,000	1 M LIBOR	1.00	1-21	16.00%	TBD	5/25/2035	AAA/Aaa/AAA
A5(5)	100,000,000	1 M LIBOR	3.54	21-77	16.00%	TBD	5/25/2035	AAA/Aaa/AAA
A6(5)	86,842,000	1 M LIBOR	2.50	21-52	16.00%	TBD	5/25/2035	AAA/Aaa/AAA
A7(5)	40,386,000	1 M LIBOR	5.76	52-77	16.00%	TBD	5/25/2035	AAA/Aaa/AAA
M1	25,378,000	1 M LIBOR	4.56	42-77	13.45%	TBD	5/25/2035	AAA/NR/NR
M2	7,962,000	1 M LIBOR	4.52	42-77	12.65%	TBD	5/25/2035	AA+/Aa1/AA+
M3	24,880,000	1 M LIBOR	4.48	40-77	10.15%	TBD	5/25/2035	AA+/Aa2/AA+
M4	17,416,000	1 M LIBOR	4.45	39-77	8.40%	TBD	5/25/2035	AA/Aa3/AA
M5	14,928,000	1 M LIBOR	4.42	39-77	6.90%	TBD	5/25/2035	AA/A1/AA
M6	13,933,000	1 M LIBOR	4.41	38-77	5.50%	TBD	5/25/2035	A+/A2/A+
M7	9,952,000	1 M LIBOR	4.39	38-77	4.50%	TBD	5/25/2035	A/A3/A
M8	9,952,000	1 M LIBOR	4.39	38-77	3.50%	TBD	5/25/2035	A-/Baa1/A-
M9	9,952,000	1 M LIBOR	4.37	37-77	2.50%	TBD	5/25/2035	BBB+/Baa2/BBB+
M10	9,952,000	1 M LIBOR	4.20	37-76	1.50%	TBD	5/25/2035	BBB/Baa3/BBB
B	9,952,000	1 M LIBOR	3.51	37-60	0.50%	TBD	5/25/2035	BBB-/NR/NR

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	327,938,000	1 M LIBOR	2.61	1-184	16.00%	TBD	5/25/2035	AAA/Aaa/AAA
A2(4)	81,984,000	1 M LIBOR	2.61	1-184	16.00%	TBD	5/25/2035	AAA/Aaa/AAA
A3(5)	100,000,000	[4.05]%	1.00	1-21	16.00%	N/A	5/25/2035	AAA/Aaa/AAA
A4(5)	98,816,000	1 M LIBOR	1.00	1-21	16.00%	TBD	5/25/2035	AAA/Aaa/AAA
A5(5)	100,000,000	1 M LIBOR	3.90	21-178	16.00%	TBD	5/25/2035	AAA/Aaa/AAA
A6(5)	86,842,000	1 M LIBOR	2.50	21-52	16.00%	TBD	5/25/2035	AAA/Aaa/AAA
A7(5)	40,386,000	1 M LIBOR	6.92	52-178	16.00%	TBD	5/25/2035	AAA/Aaa/AAA
M1	25,378,000	1 M LIBOR	5.02	42-141	13.45%	TBD	5/25/2035	AAA/NR/NR
M2	7,962,000	1 M LIBOR	4.97	42-135	12.65%	TBD	5/25/2035	AA+/Aa1/AA+
M3	24,880,000	1 M LIBOR	4.92	40-133	10.15%	TBD	5/25/2035	AA+/Aa2/AA+
M4	17,416,000	1 M LIBOR	4.86	39-125	8.40%	TBD	5/25/2035	AA/Aa3/AA
M5	14,928,000	1 M LIBOR	4.79	39-118	6.90%	TBD	5/25/2035	AA/A1/AA
M6	13,933,000	1 M LIBOR	4.73	38-111	5.50%	TBD	5/25/2035	A+/A2/A+
M7	9,952,000	1 M LIBOR	4.66	38-103	4.50%	TBD	5/25/2035	A/A3/A
M8	9,952,000	1 M LIBOR	4.59	38-96	3.50%	TBD	5/25/2035	A-/Baa1/A-
M9	9,952,000	1 M LIBOR	4.45	37-88	2.50%	TBD	5/25/2035	BBB+/Baa2/BBB+
M10	9,952,000	1 M LIBOR	4.20	37-76	1.50%	TBD	5/25/2035	BBB/Baa3/BBB
B	9,952,000	1 M LIBOR	3.51	37-60	0.50%	TBD	5/25/2035	BBB-/NR/NR

(1)

Subject to a permitted variance of +5% in the aggregate.

(2)

The Certificates will be priced assuming 100% of the Prepayment Assumption. 100% of the Prepayment Assumption for the fixed rate mortgage loans assumes a speed of 4% CPR for the first month in the life of the loan gradually increasing to 20% CPR for month 12 and remaining constant thereafter. 100% of the Prepayment Assumption for the adjustable rate mortgage loans assumes a speed of 2% CPR for the first month in the life of the loan gradually increasing to 30% CPR in month 12, remaining constant at 30% CPR until month 22, remaining constant at 50% CPR in months 23 through 27 and remaining constant at 35% CPR in month 28 and thereafter.  Any Certificates sold at a discount will be priced at 30% CPR.  Assumed Closing Date of 5/26/2005 and assumed First Payment Date of 6/25/2005.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1 and A2 Certificates are the Senior Certificates of Group 1.

(5)

The Class A3, A4, A5, A6 and A7 Certificates are the Senior Certificates of Group 2.

Origination and Servicing

The Mortgage Loans were originated by New Century, who will initially service the loans.  Servicing of all of the Mortgage Loans is expected to transfer to Chase on or about July 1, 2005.

Mortgage Insurance

Approximately 81.50% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC and PMI.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

A Credit Risk Manager will be hired to act on behalf of the Trust.  The Credit Risk Manager’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of Credit Risk Manager’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•

Review of the prepayment penalty collections by the servicers.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the Swap Account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1 and Group 2 in proportion to the aggregate collateral balance of each group.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

Concurrently, to the Senior Certificates:

A)

All principal from Group 1 will be paid to the Class A1 and Class A2 Certificates:

a.

If a Sequential Trigger Event (as defined herein) is not in effect, all principal from Group 1 will be paid to the Class A1 and Class A2 Certificates, concurrently, in proportion to their outstanding balance, until they have been reduced to zero; or

b.

If a Sequential Trigger Event is in effect, all principal from Group 1 will be paid to the Class A1 and Class A2 Certificates, sequentially and in that order, until they have been reduced to zero;

B)

All principal from Group 2 will be paid to the Class A3, Class A4, Class A5, Class A6 and Class A7 Certificates as follows:

a.

First, to the Class A3 and A4 Certificates, concurrently, in proportion to their outstanding balance, until they have been reduced to zero;

b.

Second, to the Class A5, A6 and A7 Certificates, concurrently, in proportion to the aggregate outstanding balance of the related bonds:

i.

To the Class A5 Certificates, until reduced to zero; and

ii.

To the Class A6 and A7 Certificates, sequentially and in that order, until reduced to zero.

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until all of the Senior Certificates have been reduced to zero; and

3)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and B Certificates, sequentially and in that order, until reduced to zero.

Principal Payment Priority (continued)

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and B Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial credit enhancement percentage.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 32.00% and (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A4, A5, A6, A7, M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and B Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) their Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The Interest Rate for the Class A3 Certificates (the “Fixed Rate Certificates”) will be equal to the lesser of (i) the stated fixed rate and (ii) the Group 2 Net Funds Cap.  Interest for the Fixed Rate Certificates will be calculated on a 30/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on May 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date. The “Accrual Period” for the Fixed Rate Certificates will be the calendar month preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from Group 1 and Group 2 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To pay Current Interest and Carryforward Interest to the Class A1 and Class A2 Certificates from Group 1 Interest on a pro rata basis;

(4)

To pay Current Interest and Carryforward Interest to the Class A3, Class A4, Class A5, Class A6 and Class A7 Certificates from Group 2 Interest on a pro rata basis;

(5)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis to the extent not paid above;

(6)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and B Certificates, sequentially and in that order;

(7)

To pay the Credit Risk Manager Fee;

(8)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(9)

Any interest remaining after the application of (1) through (8) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(10)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4, A5, A6 and A7 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(11)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and B Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(12)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and B Certificates any Deferred Amounts; and

(13)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  Payments on both legs of the swap are calculated on an actual/360 basis.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0	0.00	31	164,128,000	4.46
2	857,463,000	3.38	32	153,446,000	4.47
3	831,064,000	3.49	33	144,723,000	4.48
4	806,048,000	3.59	34	137,584,000	4.49
5	782,387,000	3.69	35	130,795,000	4.50
6	760,049,000	3.79	36	124,341,000	4.51
7	739,001,000	3.88	37	118,204,000	4.52
8	719,207,000	3.94	38	112,372,000	4.53
9	700,626,000	3.97	39	106,827,000	4.54
10	683,216,000	4.02	40	101,555,000	4.55
11	666,881,000	4.06	41	96,543,000	4.56
12	651,041,000	4.10	42	91,777,000	4.57
13	635,680,000	4.15	43	87,246,000	4.58
14	620,785,000	4.18	44	82,938,000	4.59
15	606,340,000	4.21	45	78,842,000	4.60
16	592,332,000	4.25	46	74,948,000	4.61
17	578,749,000	4.27	47	71,246,000	4.62
18	565,577,000	4.30	48	67,727,000	4.63
19	552,805,000	4.34	49	64,381,000	4.65
20	540,420,000	4.33	50	61,200,000	4.66
21	528,411,000	4.31	51	58,175,000	4.67
22	518,286,000	4.33	52	55,300,000	4.68
23	502,604,000	4.35	53	52,567,000	4.69
24	487,462,000	4.39	54	49,968,000	4.70
25	322,788,000	4.40	55	47,497,000	4.71
26	275,386,000	4.41	56	45,149,000	4.72
27	240,646,000	4.42	57	42,916,000	4.73
28	214,233,000	4.43	58	40,793,000	4.73
29	193,638,000	4.44	59	38,775,000	4.74
30	177,285,000	4.45	60	36,857,000	4.75

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2, A3, A4, A5, A6 and A7 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and B Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extent not yet paid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target (1);

(6)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4, A5, A6 and A7 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(7)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and B Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and B Certificates any Deferred Amounts (1);

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificates.

(1)  Amounts paid under steps (5) and (8) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates and Fixed Rate Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates or Fixed Rate Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for both groups, weighted on the basis of their group subordinate amounts; provided, however, on any Distribution Date after the Senior Certificates related to any Group have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4, A5, A6 and A7 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class B Certificates and Class M Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A4, A5, A6 and A7 Certificates will double, the rate on the Class A3 Certificate will increase by 0.50% and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and B Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2, A3, A4, A5, A6 and A7 will have limited protection by means of the subordination of the Class B Certificates and the Class M Certificates. Classes A1, A2, A3, A4, A5, A6 and A7 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution. Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates, until reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 41.00% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

June 2008 to May 2009

2.70% for the first month, plus an additional 1/12th of 0.90% for each month thereafter

June 2009 to May 2010

3.60% for the first month, plus an additional 1/12th of

0.65% for each month thereafter

June 2010 to May 2011

4.25% for the first month, plus an additional 1/12th of

0.25% for each month thereafter

June 2011 and thereafter

4.50%

A “Sequential Trigger Event” is in effect on any Distribution Date if (a) before the 37th Distribution Date, the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of Cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance exceeds 2.70%, or (b) on or after the 37th Distribution Date, a Trigger Event is in effect.

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates, Class B Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693

Rating Agency Contacts

S&P	Mark Goldenberg	(212) 438-1641
	David Glehan	(212) 438-7324
Moody’s	Wioletta Francowicz	(212) 553-1019
Fitch	Ben Katzburg	(212) 908-0261

Summary of Terms
Issuer:	Structured Asset Securities Corporation, Series 2005-NC2
Depositor:	Structured Asset Securities Corporation
Trustee:	TBD
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	TBD
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	TBD
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in June 2005.
Statistical Cut-off Date:	April 1, 2005
Cut-off Date:	May 1, 2005
Pricing Date:	Week of May 9, 2005
Closing Date:	May 26, 2005
Settlement Date:	May 26, 2005
Delay Days:	0 day delay on the LIBOR Certificates. 24 day delay on the Fixed Rate Certificates.
Dated Date:	May 25, 2005
Day Count:	Actual/360 on the LIBOR Certificates. 30/360 on the Fixed Rate Certificates.
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	The servicing fee for the Mortgage Loans is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC and Euroclear for Rule 144A and Regulation S.
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M and Class B Certificates
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible
ERISA Eligibility:	The Class A, Class M and Class B Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% PPA(1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	4.65	3.19	2.38	1.83	1.42
Window (mos)	1-154	1-104	1-77	1-60	1-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class A2
Avg. Life (yrs)	4.65	3.19	2.38	1.83	1.42
Window (mos)	1-154	1-104	1-77	1-60	1-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class A3
Avg. Life (yrs)	1.62	1.22	1.00	0.85	0.74
Window (mos)	1-36	1-25	1-21	1-18	1-15
Expected Final Mat.	5/25/2008	6/25/2007	2/25/2007	11/25/2006	8/25/2006

Class A4
Avg. Life (yrs)	1.62	1.22	1.00	0.85	0.74
Window (mos)	1-36	1-25	1-21	1-18	1-15
Expected Final Mat.	5/25/2008	6/25/2007	2/25/2007	11/25/2006	8/25/2006

Class A5
Avg. Life (yrs)	7.21	4.85	3.54	2.64	1.98
Window (mos)	36-154	25-104	21-77	18-60	15-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class A6
Avg. Life (yrs)	5.18	3.48	2.50	1.97	1.71
Window (mos)	36-105	25-70	21-52	18-31	15-25
Expected Final Mat.	2/25/2014	3/25/2011	9/25/2009	12/25/2007	6/25/2007

Class A7
Avg. Life (yrs)	11.59	7.80	5.76	4.06	2.57
Window (mos)	105-154	70-104	52-77	31-60	25-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M1
Avg. Life (yrs)	8.42	5.69	4.56	4.38	4.00
Window (mos)	49-154	38-104	42-77	48-60	48-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M2
Avg. Life (yrs)	8.42	5.69	4.52	4.22	4.00
Window (mos)	49-154	38-104	42-77	47-60	48-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

(1)

Assumes the Prepayment Assumption as defined on page 2.

Sensitivity Analysis - To 10% Call

% PPA(1)	50%	75%	100%	125%	150%

Class M3
Avg. Life (yrs)	8.42	5.69	4.48	4.09	4.00
Window (mos)	49-154	37-104	40-77	44-60	48-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M4
Avg. Life (yrs)	8.42	5.68	4.45	3.97	3.98
Window (mos)	49-154	37-104	39-77	42-60	47-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M5
Avg. Life (yrs)	8.42	5.68	4.42	3.89	3.82
Window (mos)	49-154	37-104	39-77	41-60	44-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M6
Avg. Life (yrs)	8.42	5.68	4.41	3.84	3.67
Window (mos)	49-154	37-104	38-77	40-60	42-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M7
Avg. Life (yrs)	8.42	5.68	4.39	3.79	3.57
Window (mos)	49-154	37-104	38-77	39-60	41-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M8
Avg. Life (yrs)	8.42	5.68	4.39	3.77	3.50
Window (mos)	49-154	37-104	38-77	38-60	40-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M9
Avg. Life (yrs)	8.42	5.68	4.37	3.73	3.44
Window (mos)	49-154	37-104	37-77	38-60	39-48
Expected Final Mat.	3/25/2018	1/25/2014	10/25/2011	5/25/2010	5/25/2009

Class M10
Avg. Life (yrs)	8.11	5.47	4.20	3.58	3.27
Window (mos)	49-153	37-103	37-76	37-59	38-47
Expected Final Mat.	2/25/2018	12/25/2013	9/25/2011	4/25/2010	4/25/2009

Class B
Avg. Life (yrs)	6.53	4.41	3.51	3.16	3.09
Window (mos)	49-120	37-81	37-60	37-46	37-38
Expected Final Mat.	5/25/2015	2/25/2012	5/25/2010	3/25/2009	7/25/2008

(1)

Assumes the Prepayment Assumption as defined on page 2.

Sensitivity Analysis - To 10% Call

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	3.41	2.14	1.37
Window (mos)	1-119	1-77	1-55
Expected Final Mat.	4/25/2015	10/25/2011	12/25/2009

Class A2
Avg. Life (yrs)	3.41	2.14	1.37
Window (mos)	1-119	1-77	1-55
Expected Final Mat.	4/25/2015	10/25/2011	12/25/2009

Class A3
Avg. Life (yrs)	1.02	0.66	0.48
Window (mos)	1-26	1-17	1-12
Expected Final Mat.	7/25/2007	10/25/2006	5/25/2006

Class A4
Avg. Life (yrs)	1.02	0.66	0.48
Window (mos)	1-26	1-17	1-12
Expected Final Mat.	7/25/2007	10/25/2006	5/25/2006

Class A5
Avg. Life (yrs)	5.51	3.43	2.15
Window (mos)	26-119	17-77	12-55
Expected Final Mat.	4/25/2015	10/25/2011	12/25/2009

Class A6
Avg. Life (yrs)	3.90	2.33	1.59
Window (mos)	26-81	17-52	12-28
Expected Final Mat.	2/25/2012	9/25/2009	9/25/2007

Class A7
Avg. Life (yrs)	8.96	5.78	3.34
Window (mos)	81-119	52-77	28-55
Expected Final Mat.	4/25/2015	10/25/2011	12/25/2009

Class M1
Avg. Life (yrs)	6.43	4.59	4.56
Window (mos)	37-119	43-77	53-55
Expected Final Mat.	4/25/2015	10/25/2011	12/25/2009

Class M2
Avg. Life (yrs)	6.43	4.54	4.37
Window (mos)	37-119	43-77	51-55
Expected Final Mat.	4/25/2015	10/25/2011	12/25/2009

Sensitivity Analysis - To 10% Call

% CPR	20%	30%	40%

Class M3
Avg. Life (yrs)	6.43	4.49	4.17
Window (mos)	37-119	41-77	46-55
Expected Final Mat.	4/25/2015	10/25/2011	12/25/2009

Class M4
Avg. Life (yrs)	6.43	4.45	3.95
Window (mos)	37-119	40-77	44-55
Expected Final Mat.	4/25/2015	10/25/2011	12/25/2009

Class M5
Avg. Life (yrs)	6.43	4.42	3.83
Window (mos)	37-119	39-77	42-55
Expected Final Mat.	4/25/2015	10/25/2011	12/25/2009

Class M6
Avg. Life (yrs)	6.43	4.40	3.74
Window (mos)	37-119	39-77	41-55
Expected Final Mat.	4/25/2015	10/25/2011	12/25/2009

Class M7
Avg. Life (yrs)	6.43	4.38	3.68
Window (mos)	37-119	38-77	40-55
Expected Final Mat.	4/25/2015	10/25/2011	12/25/2009

Class M8
Avg. Life (yrs)	6.43	4.37	3.63
Window (mos)	37-119	38-77	39-55
Expected Final Mat.	4/25/2015	10/25/2011	12/25/2009

Class M9
Avg. Life (yrs)	6.43	4.36	3.59
Window (mos)	37-119	37-77	38-55
Expected Final Mat.	4/25/2015	10/25/2011	12/25/2009

Class M10
Avg. Life (yrs)	6.18	4.17	3.43
Window (mos)	37-118	37-76	38-54
Expected Final Mat.	3/25/2015	9/25/2011	11/25/2009

Class B
Avg. Life (yrs)	4.94	3.48	3.10
Window (mos)	37-92	37-59	37-42
Expected Final Mat.	1/25/2013	4/25/2010	11/25/2008

Sensitivity Analysis - To Maturity

% PPA(1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	5.01	3.48	2.61	2.01	1.49
Window (mos)	1-309	1-238	1-184	1-147	1-121
Expected Final Mat.	2/25/2031	3/25/2025	9/25/2020	8/25/2017	6/25/2015

Class A2
Avg. Life (yrs)	5.01	3.48	2.61	2.01	1.49
Window (mos)	1-309	1-238	1-184	1-147	1-121
Expected Final Mat.	2/25/2031	3/25/2025	9/25/2020	8/25/2017	6/25/2015

Class A3
Avg. Life (yrs)	1.62	1.22	1.00	0.85	0.74
Window (mos)	1-36	1-25	1-21	1-18	1-15
Expected Final Mat.	5/25/2008	6/25/2007	2/25/2007	11/25/2006	8/25/2006

Class A4
Avg. Life (yrs)	1.62	1.22	1.00	0.85	0.74
Window (mos)	1-36	1-25	1-21	1-18	1-15
Expected Final Mat.	5/25/2008	6/25/2007	2/25/2007	11/25/2006	8/25/2006

Class A5
Avg. Life (yrs)	7.84	5.34	3.90	2.92	2.04
Window (mos)	36-305	25-233	21-178	18-140	15-109
Expected Final Mat.	10/25/2030	10/25/2024	3/25/2020	1/25/2017	6/25/2014

Class A6
Avg. Life (yrs)	5.18	3.48	2.50	1.97	1.71
Window (mos)	36-105	25-70	21-52	18-31	15-25
Expected Final Mat.	2/25/2014	3/25/2011	9/25/2009	12/25/2007	6/25/2007

Class A7
Avg. Life (yrs)	13.58	9.34	6.92	4.95	2.74
Window (mos)	105-305	70-233	52-178	31-140	25-109
Expected Final Mat.	10/25/2030	10/25/2024	3/25/2020	1/25/2017	6/25/2014

Class M1
Avg. Life (yrs)	9.22	6.30	5.02	4.74	6.34
Window (mos)	49-260	38-187	42-141	48-111	64-94
Expected Final Mat.	1/25/2027	12/25/2020	2/25/2017	8/25/2014	3/25/2013

Class M2
Avg. Life (yrs)	9.20	6.29	4.97	4.57	5.24
Window (mos)	49-251	38-179	42-135	47-106	59-85
Expected Final Mat.	4/25/2026	4/25/2020	8/25/2016	3/25/2014	6/25/2012

(1)

Assumes the Prepayment Assumption as defined on page 2.

Sensitivity Analysis - To Maturity

% PPA(1)	50%	75%	100%	125%	150%

Class M3
Avg. Life (yrs)	9.18	6.26	4.92	4.43	4.73
Window (mos)	49-247	37-177	40-133	44-104	51-84
Expected Final Mat.	12/25/2025	2/25/2020	6/25/2016	1/25/2014	5/25/2012

Class M4
Avg. Life (yrs)	9.13	6.22	4.86	4.28	4.29
Window (mos)	49-235	37-167	39-125	42-98	47-78
Expected Final Mat.	12/25/2024	4/25/2019	10/25/2015	7/25/2013	11/25/2011

Class M5
Avg. Life (yrs)	9.08	6.18	4.79	4.18	4.05
Window (mos)	49-225	37-158	39-118	41-92	44-74
Expected Final Mat.	2/25/2024	7/25/2018	3/25/2015	1/25/2013	7/25/2011

Class M6
Avg. Life (yrs)	9.00	6.12	4.73	4.08	3.87
Window (mos)	49-214	37-149	38-111	40-86	42-69
Expected Final Mat.	3/25/2023	10/25/2017	8/25/2014	7/25/2012	2/25/2011

Class M7
Avg. Life (yrs)	8.91	6.05	4.66	4.00	3.74
Window (mos)	49-201	37-139	38-103	39-80	41-64
Expected Final Mat.	2/25/2022	12/25/2016	12/25/2013	1/25/2012	9/25/2010

Class M8
Avg. Life (yrs)	8.78	5.95	4.59	3.92	3.62
Window (mos)	49-189	37-130	38-96	38-75	40-60
Expected Final Mat.	2/25/2021	3/25/2016	5/25/2013	8/25/2011	5/25/2010

Class M9
Avg. Life (yrs)	8.56	5.79	4.45	3.78	3.48
Window (mos)	49-173	37-118	37-88	38-68	39-54
Expected Final Mat.	10/25/2019	3/25/2015	9/25/2012	1/25/2011	11/25/2009

Class M10
Avg. Life (yrs)	8.11	5.47	4.20	3.58	3.27
Window (mos)	49-153	37-103	37-76	37-59	38-47
Expected Final Mat.	2/25/2018	12/25/2013	9/25/2011	4/25/2010	4/25/2009

Class B
Avg. Life (yrs)	6.53	4.41	3.51	3.16	3.09
Window (mos)	49-120	37-81	37-60	37-46	37-38
Expected Final Mat.	5/25/2015	2/25/2012	5/25/2010	3/25/2009	7/25/2008

(1)

Assumes the Prepayment Assumption as defined on page 2.

Sensitivity Analysis - To Maturity

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	3.70	2.33	1.50
Window (mos)	1-254	1-171	1-122
Expected Final Mat.	7/25/2026	8/25/2019	7/25/2015

Class A2
Avg. Life (yrs)	3.70	2.33	1.50
Window (mos)	1-254	1-171	1-122
Expected Final Mat.	7/25/2026	8/25/2019	7/25/2015

Class A3
Avg. Life (yrs)	1.02	0.66	0.48
Window (mos)	1-26	1-17	1-12
Expected Final Mat.	7/25/2007	10/25/2006	5/25/2006

Class A4
Avg. Life (yrs)	1.02	0.66	0.48
Window (mos)	1-26	1-17	1-12
Expected Final Mat.	7/25/2007	10/25/2006	5/25/2006

Class A5
Avg. Life (yrs)	6.05	3.78	2.39
Window (mos)	26-254	17-171	12-122
Expected Final Mat.	7/25/2026	8/25/2019	7/25/2015

Class A6
Avg. Life (yrs)	3.90	2.33	1.59
Window (mos)	26-81	17-52	12-28
Expected Final Mat.	2/25/2012	9/25/2009	9/25/2007

Class A7
Avg. Life (yrs)	10.66	6.90	4.10
Window (mos)	81-254	52-171	28-122
Expected Final Mat.	7/25/2026	8/25/2019	7/25/2015

Class M1
Avg. Life (yrs)	7.08	5.01	4.97
Window (mos)	37-206	43-135	53-96
Expected Final Mat.	7/25/2022	8/25/2016	5/25/2013

Class M2
Avg. Life (yrs)	7.06	4.96	4.66
Window (mos)	37-198	43-130	51-92
Expected Final Mat.	11/25/2021	3/25/2016	1/25/2013

Sensitivity Analysis - To Maturity

% CPR	20%	30%	40%

Class M3
Avg. Life (yrs)	7.04	4.89	4.44
Window (mos)	37-195	41-128	46-91
Expected Final Mat.	8/25/2021	1/25/2016	12/25/2012

Class M4
Avg. Life (yrs)	7.00	4.82	4.21
Window (mos)	37-185	40-121	44-86
Expected Final Mat.	10/25/2020	6/25/2015	7/25/2012

Class M5
Avg. Life (yrs)	6.95	4.76	4.07
Window (mos)	37-176	39-115	42-81
Expected Final Mat.	1/25/2020	12/25/2014	2/25/2012

Class M6
Avg. Life (yrs)	6.89	4.70	3.95
Window (mos)	37-167	39-108	41-77
Expected Final Mat.	4/25/2019	5/25/2014	10/25/2011

Class M7
Avg. Life (yrs)	6.82	4.63	3.85
Window (mos)	37-156	38-101	40-72
Expected Final Mat.	5/25/2018	10/25/2013	5/25/2011

Class M8
Avg. Life (yrs)	6.71	4.55	3.75
Window (mos)	37-146	38-95	39-67
Expected Final Mat.	7/25/2017	4/25/2013	12/25/2010

Class M9
Avg. Life (yrs)	6.54	4.43	3.63
Window (mos)	37-134	37-87	38-61
Expected Final Mat.	7/25/2016	8/25/2012	6/25/2010

Class M10
Avg. Life (yrs)	6.18	4.17	3.43
Window (mos)	37-118	37-76	38-54
Expected Final Mat.	3/25/2015	9/25/2011	11/25/2009

Class B
Avg. Life (yrs)	4.94	3.48	3.10
Window (mos)	37-92	37-59	37-42
Expected Final Mat.	1/25/2013	4/25/2010	11/25/2008

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.23601	6.02149	6.12668	31	14.61690	14.52511	14.57012
2	20.86311	20.64155	20.75019	32	13.93062	13.84252	13.88572
3	19.79335	19.57906	19.68414	33	13.77137	13.68400	13.72684
4	19.45378	19.23961	19.34463	34	15.73117	15.68285	15.70654
5	19.80013	19.57898	19.68743	35	14.60025	14.55608	14.57774
6	18.91504	18.70119	18.80606	36	14.96883	14.92426	14.94612
7	19.34558	19.12479	19.23305	37	14.37322	14.33112	14.35176
8	18.59561	18.38213	18.48681	38	14.73756	14.69511	14.71593
9	18.53696	18.32370	18.42828	39	14.15262	14.11255	14.13220
10	20.49078	20.25494	20.37059	40	15.07304	15.07732	15.07522
11	18.52956	18.31666	18.42106	41	15.46002	15.46579	15.46296
12	19.17155	18.95167	19.05949	42	14.85099	14.85786	14.85450
13	18.57069	18.35803	18.46231	43	15.23352	15.24195	15.23782
14	19.22592	19.00629	19.11399	44	14.63465	14.64408	14.63946
15	18.64273	18.43031	18.53447	45	14.52856	14.53925	14.53401
16	18.67388	18.46158	18.56568	46	16.73704	16.77850	16.75818
17	19.34703	19.12778	19.23529	47	15.01035	15.04925	15.03019
18	18.76623	18.55417	18.65815	48	15.40156	15.44325	15.42282
19	19.43052	19.21153	19.31891	49	14.79774	14.83952	14.81905
20	18.88375	18.67195	18.77580	50	15.18458	15.22921	15.20735
21	18.97460	18.76293	18.86672	51	14.59298	14.63757	14.61573
22	22.59351	22.42161	22.50590	52	14.57097	14.60045	14.58601
23	20.64204	20.48789	20.56348	53	14.95370	14.98569	14.97002
24	21.55931	21.40120	21.47873	54	14.37283	14.40526	14.38938
25	16.71880	16.56695	16.64141	55	14.75138	14.78639	14.76925
26	16.25207	16.09636	16.17271	56	14.17951	14.21481	14.19753
27	14.89687	14.74669	14.82033	57	14.08458	14.12129	14.10333
28	15.27276	15.18173	15.22637	58	15.54858	15.58005	15.56465
29	15.28838	15.19508	15.24083	59	13.95091	13.98079	13.96617
30	14.42784	14.33828	14.38220	60	14.32109	14.35344	14.33761

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 2.

(3)

Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	2.74%	31	3.49%
2	2.59%	32	3.31%
3	2.37%	33	3.28%
4	2.28%	34	3.75%
5	2.31%	35	3.40%
6	2.10%	36	3.54%
7	2.15%	37	3.35%
8	1.96%	38	3.55%
9	1.93%	39	3.39%
10	2.28%	40	3.51%
11	1.84%	41	3.66%
12	1.94%	42	3.49%
13	1.75%	43	3.64%
14	1.85%	44	3.46%
15	1.68%	45	3.45%
16	1.63%	46	3.98%
17	1.75%	47	3.49%
18	1.57%	48	3.63%
19	1.68%	49	3.45%
20	1.51%	50	3.60%
21	1.53%	51	3.42%
22	3.07%	52	3.45%
23	2.56%	53	3.60%
24	2.67%	54	3.42%
25	2.55%	55	3.57%
26	2.69%	56	3.40%
27	2.53%	57	3.38%
28	3.38%	58	3.90%
29	3.52%	59	3.40%
30	3.35%	60	3.55%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 2.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR and six-month LIBOR curves. Other assumptions include: (1) 100% of the Prepayment Assumption as defined on page 2, (2) 40% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	21.22	17.234
M2	19.99	16.537
M3	16.44	14.375
M4	14.15	12.846
M5	12.30	11.525
M6	10.66	10.281
M7	9.52	9.374
M8	8.38	8.428
M9	7.26	7.459
M10	6.18	6.484
B	4.98	5.352

SASCO 2005-NC2 Collateral Summary – Aggregate

Total Number of Loans	5,489
Total Outstanding Loan Balance	$995,198,329
Average Loan Principal Balance	$181,308
Fixed Rate	17.7%
Adjustable Rate	82.3%
Prepayment Penalty	78.0%
Weighted Average Coupon	7.2%
Weighted Average Margin	5.7%
Weighted Average Initial Periodic Cap	1.5%
Weighted Average Periodic Cap	1.5%
Weighted Average Maximum Rate	14.2%
Weighted Average Floor	7.2%
Weighted Average Original Term (mo.)	356
Weighted Average Remaining Term (mo.)	354
Weighted Average Loan Age (mo.)	1
Weighted Average Combined LTV	80.4%
Weighted Average Effective Combined LTV	71.0%
Weighted Average Full Combined LTV	84.5%
%of Loans with Junior Liens	22.0%
Non-Zero Weighted Average FICO	617
Non-Zero Weighted Average DTI	40.4%
%IO Loans	16.1%

Product Type	
2/28 ARM (Libor)	76.5%
Fixed Rate	17.7%
3/27 ARM (Libor)	5.8%

Documentation Type	
Full	51.6%
Stated	43.7%
Limited	4.8%

Primary Mortgage Insurance Coverage	
Yes	31.7%
No	68.3%

Primary Mortgage Insurance Coverage (First Lien Loans with LTV > 80%)	
Yes	81.5%
No	18.5%

Lien Position	
First	97.4%
Second	2.6%

Loan Purpose	
Cash Out Refinance	58.4%
Purchase	34.8%
Rate/Term Refinance	6.8%

Geographic Distribution (Other states account individually for less than 3% of the Statistical Cut-off Date principal balance)	
CA	38.1%
FL	9.4%
NY	5.1%
NJ	3.9%
TX	3.8%

Occupancy Status	
Primary Home	95.4%
Investment	4.3%
Second Home	0.3%

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Statistical Cut-off Date.
Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	3,248	$626,956,313.45	63.00%	7.355%	100.00%	605	79.78%	47.04%	31.42%
3/27 ARM (Libor)	162	32,135,382.59	3.23	6.853	100.00	626	79.65	54.46	35.50
Fixed Rate	1,540	175,793,081.11	17.66	7.434	0.00	629	80.23	68.88	26.61
Subtotal (Non-IO):	4,950	$834,884,777.15	83.89%	7.352%	78.94%	611	79.87%	51.93%	30.57%

Interest-Only Loans:
2/28 ARM (Libor)	442	$134,295,130.99	13.49%	6.624%	100.00%	653	83.49%	46.60%	37.95%
3/27 ARM (Libor)	97	26,018,421.30	2.61	6.470	100.00	652	81.34	65.06	37.68
Subtotal (IO Loans):	539	$160,313,552.29	16.11%	6.599%	100.00%	653	83.14%	49.60%	37.91%

Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

Original IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	435	$133,015,715.26	82.97%	6.624%	100.00%	653	83.48%	46.28%	37.97%
36	44	13,336,757.09	8.32	6.305	100.00	654	81.53	61.77	36.09
60	60	13,961,079.94	8.71	6.648	100.00	647	81.52	69.56	39.04
Total:	539	$160,313,552.29	100.00%	6.599%	100.00%	653	83.14%	49.60%	37.91%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.
Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	455	$14,482,111.07	1.46%	10.220%	6.20%	641	95.70%	62.95%	0.69%
50,000.01 - 100,000.00	1,236	94,313,793.09	9.48	8.056	62.98	605	80.82	66.89	19.76
100,000.01 - 150,000.00	1,137	140,948,470.53	14.16	7.475	76.90	605	79.11	65.98	27.40
150,000.01 - 200,000.00	753	130,979,277.26	13.16	7.274	82.26	608	78.52	57.53	30.63
200,000.01 - 250,000.00	587	131,674,738.29	13.23	7.229	87.52	613	79.54	50.93	32.65
250,000.01 - 300,000.00	422	115,443,864.11	11.60	6.996	85.92	617	79.70	44.95	29.22
300,000.01 - 350,000.00	293	94,561,859.24	9.50	6.932	87.07	616	80.06	47.80	32.20
350,000.01 - 400,000.00	224	84,270,902.36	8.47	7.037	88.94	630	81.74	37.82	39.84
400,000.01 - 450,000.00	142	60,287,913.89	6.06	6.793	89.53	633	81.98	41.29	38.65
450,000.01 - 500,000.00	108	51,474,589.90	5.17	6.851	92.50	629	81.69	41.60	42.53
500,000.01 - 550,000.00	55	29,014,633.14	2.92	6.872	92.74	639	81.77	34.53	43.57
550,000.01 - 600,000.00	40	22,968,913.27	2.31	6.508	95.08	649	83.81	40.07	50.07
600,000.01 - 650,000.00	20	12,593,348.30	1.27	6.491	75.17	667	83.07	45.33	40.09
650,000.01 >=	17	12,183,914.99	1.22	6.644	94.10	631	77.21	42.82	27.47
Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	4,899	$969,448,019.86	97.41%	7.145%	84.52%	616	79.88%	51.72%	32.59%
2nd Lien	590	25,750,309.58	2.59	10.445	0.00	666	99.91	45.28	0.00
Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut -off Date.
Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	3,005	$581,533,331.46	58.43%	7.152%	77.87%	601	77.74%	57.58%	33.16%
Purchase	2,042	346,188,435.19	34.79	7.363	90.63	646	84.41	37.15	28.52
Rate/Term Refinance	442	67,476,562.79	6.78	7.227	78.27	609	82.62	73.50	36.12
Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	5,197	$949,696,340.09	95.43%	7.209%	82.17%	616	80.35%	52.38%	30.81%
Investment	268	42,338,678.01	4.25	7.681	85.99	651	81.73	36.25	52.25
Second Home	24	3,163,311.34	0.32	7.703	83.06	621	76.29	8.52	38.45
Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	127	$11,907,228.52	1.20%	7.107%	0.00%	624	70.01%	68.06%	19.24%
181 - 240	380	16,570,515.49	1.67	9.027	0.00	634	89.76	69.17	11.80
241 - 360	4,982	966,720,585.43	97.14	7.201	84.76	617	80.36	51.05	32.25
Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	127	$11,907,228.52	1.20%	7.107%	0.00%	624	70.01%	68.06%	19.24%
181 - 240	380	16,570,515.49	1.67	9.027	0.00	634	89.76	69.17	11.80
241 - 360	4,982	966,720,585.43	97.14	7.201	84.76	617	80.36	51.05	32.25
Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,389	$379,498,249.51	38.13%	6.864%	88.91%	627	78.87%	42.70%	29.58%
FL	639	93,208,104.79	9.37	7.552	76.32	603	80.16	52.13	37.48
NY	185	50,435,348.37	5.07	7.243	75.01	630	80.34	35.41	36.29
NJ	172	38,418,879.71	3.86	7.273	78.20	621	80.67	52.42	40.37
TX	385	37,783,450.09	3.80	7.691	66.12	606	80.75	61.08	18.31
NV	146	28,687,605.11	2.88	7.318	85.27	607	79.83	52.01	29.11
MD	135	28,564,464.57	2.87	7.251	76.32	597	79.98	69.79	32.32
AZ	206	26,826,196.13	2.70	7.323	84.57	610	83.21	64.95	34.36
IL	157	24,331,530.85	2.44	7.275	85.72	613	81.49	64.27	38.65
MA	95	23,092,997.28	2.32	7.112	88.03	620	79.04	57.61	33.44
Other	1,980	264,351,503.03	26.56	7.555	78.64	612	82.42	60.56	31.82
Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	365	$60,098,905.26	6.04%	6.903%	75.52%	595	50.40%	50.66%	0.00%
60.01 - 70.00%	488	92,553,701.78	9.30	7.063	75.05	592	66.63	53.98	0.00
70.01 - 80.00%	2,152	429,098,155.57	43.12	6.982	85.62	620	78.46	49.80	0.00
80.01 - 85.00%
With MI:	497	107,425,509.61	10.79	7.165	81.33	605	84.35	56.10	100.00
Without MI:	161	23,348,363.46	2.35	7.995	96.19	562	84.51	57.46	0.00
85.01 - 90.00%
With MI:	608	135,781,848.98	13.64	7.311	88.34	628	89.62	48.10	100.00
Without MI:	182	30,289,776.55	3.04	7.687	94.03	596	89.79	57.26	0.00
90.01 - 95.00%
With MI:	289	64,586,516.08	6.49	7.253	84.61	656	94.59	58.99	100.00
Without MI:	93	16,275,168.77	1.64	7.802	93.61	625	94.71	45.53	0.00
95.01 - 100.00%
With MI:	51	8,171,523.28	0.82	8.389	88.36	683	100.00	58.44	100.00
Without MI:	13	1,818,550.52	0.18	9.135	100.00	636	99.89	37.01	0.00
Subtotal (First Lien):	4,899	$969,448,019.86	97.41%	7.145%	84.52%	616	79.88%	51.72%	32.59%

Second Lien Loans:
90.01 - 95.00%	6	$335,313.02	0.03%	10.441%	0.00%	646	94.78%	49.07%	0.00%
95.01 - 100.00%	584	25,414,996.56	2.55	10.445	0.00	666	99.98	45.23	0.00
Subtotal (Second Lien):	590	$25,750,309.58	2.59%	10.445%	0.00%	666	99.91%	45.28%	0.00%

Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	1,783	$368,468,440.15	37.02%	7.226%	83.45%	622	82.74%	52.75%	83.69%
60.01 - 70.00%	515	100,149,564.84	10.06	7.043	76.42	594	68.56	54.41	7.58
70.01 - 80.00%	2,152	429,098,155.57	43.12	6.982	85.62	620	78.46	49.80	0.00
80.01 - 85.00%	161	23,348,363.46	2.35	7.995	96.19	562	84.51	57.46	0.00
85.01 - 90.00%	182	30,289,776.55	3.04	7.687	94.03	596	89.79	57.26	0.00
90.01 - 95.00%	93	16,275,168.77	1.64	7.802	93.61	625	94.71	45.53	0.00
95.01 - 100.00%	13	1,818,550.52	0.18	9.135	100.00	636	99.89	37.01	0.00
Subtotal (First Lien):	4,899	$969,448,019.86	97.41%	7.145%	84.52%	616	79.88%	51.72%	32.59%

Second Lien Loans:
90.01 - 95.00%	6	$335,313.02	0.03%	10.441%	0.00%	646	94.78%	49.07%	0.00%
95.01 - 100.00%	584	25,414,996.56	2.55	10.445	0.00	666	99.98	45.23	0.00
Subtotal (Second Lien):	590	$25,750,309.58	2.59%	10.445%	0.00%	666	99.91%	45.28%	0.00%

Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	360	$58,832,126.16	5.91%	6.915%	76.21%	594	50.33%	51.10%	0.00%
60.01 - 70.00%	482	91,633,513.01	9.21	7.052	74.21	592	66.53	53.28	0.00
70.01 - 80.00%	1,219	235,884,584.49	23.70	7.237	77.06	590	77.19	56.62	0.00
80.01 - 85.00%
With MI:	463	99,700,749.11	10.02	7.163	81.50	604	84.32	56.13	100.00
Without MI:	138	21,151,837.60	2.13	7.913	95.79	561	83.82	59.44	0.00
85.01 - 90.00%
With MI:	584	131,340,765.30	13.20	7.300	88.03	628	89.58	47.58	100.00
Without MI:	156	27,816,133.81	2.80	7.593	92.53	598	89.05	57.51	0.00
90.01 - 95.00%
With MI:	319	69,494,000.33	6.98	7.294	84.50	653	94.16	58.50	100.00
Without MI:	176	28,628,950.97	2.88	7.788	95.89	615	89.70	42.72	0.00
95.01 - 100.00%
With MI:	79	15,429,883.21	1.55	7.738	88.10	659	93.37	60.50	100.00
Without MI:	923	189,535,475.87	19.04	6.680	96.11	658	80.17	42.04	0.00
Subtotal (First Lien):	4,899	$969,448,019.86	97.41%	7.145%	84.52%	616	79.88%	51.72%	32.59%

Second Lien Loans:
90.01 - 95.00%	6	$335,313.02	0.03%	10.441%	0.00%	646	94.78%	49.07%	0.00%
95.01 - 100.00%	584	25,414,996.56	2.55	10.445	0.00	666	99.98	45.23	0.00
Subtotal (Second Lien):	590	$25,750,309.58	2.59%	10.445%	0.00%	666	99.91%	45.28%	0.00%

Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	333	$51,928,653.39	5.22%	8.578%	93.96%	510	73.76%	71.18%	7.50%
521 - 540	386	63,306,329.50	6.36	8.090	91.03	531	75.74	63.51	19.07
541 - 560	498	85,055,211.82	8.55	7.750	87.58	551	77.12	65.22	25.23
561 - 580	453	82,786,510.66	8.32	7.400	84.03	571	77.26	59.66	30.93
581 - 600	659	115,851,526.90	11.64	7.172	83.70	591	80.80	60.34	33.58
601 - 620	625	109,023,269.26	10.95	6.988	78.15	610	80.43	62.00	32.59
621 - 640	728	132,921,864.89	13.36	7.039	78.09	631	82.28	52.40	41.76
641 - 660	624	120,044,420.93	12.06	6.925	79.05	650	82.42	39.84	35.85
661 - 680	457	91,054,274.30	9.15	6.871	79.80	669	82.77	32.30	36.67
681 - 700	296	57,197,655.29	5.75	6.801	78.85	689	82.34	32.82	28.87
701 - 720	164	33,603,409.13	3.38	6.685	85.32	710	83.21	30.14	32.55
721 - 740	118	25,282,839.04	2.54	6.849	78.29	729	83.96	38.67	45.34
741 - 760	85	15,155,278.17	1.52	7.197	79.62	751	84.40	28.26	24.14
761 - 780	46	8,963,133.28	0.90	7.294	80.36	770	87.15	31.21	37.21
781 >=	17	3,023,952.88	0.30	6.633	84.72	797	79.97	28.58	21.33
Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	4,265	$753,071,946.58	75.67%	7.229%	81.52%	614	80.06%	53.31%	30.98%
PUD	578	114,451,991.71	11.50	7.244	85.88	615	82.07	53.67	36.85
2-4 Family	311	76,332,452.42	7.67	7.233	83.30	648	81.38	33.99	37.98
Condominium	335	51,341,938.73	5.16	7.223	84.94	628	80.06	47.16	22.35
Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$164,225,784.69	$29,801,217.75	$567,224,442.00	$0.00	$0.00	$0.00	$761,251,444.44
Fixed Rate	32,364,343.04	14,520,411.19	14,178,835.84	114,729,491.04	0.00	0.00	175,793,081.11
3/27 ARM (Libor)	22,408,646.32	2,283,445.64	3,439,003.97	30,022,707.96	0.00	0.00	58,153,803.89
Total:	$218,998,774.05	$46,605,074.58	$584,842,281.81	$144,752,199.00	$0.00	$0.00	$995,198,329.44

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	21.57%	3.91%	74.51%	0.00%	0.00%	0.00%	76.49%
Fixed Rate	18.41	8.26	8.07	65.26	0.00	0.00	17.66
3/27 ARM (Libor)	38.53	3.93	5.91	51.63	0.00	0.00	5.84
Total:	22.01%	4.68%	58.77%	14.55%	0.00%	0.00%	100.00%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	4,246	$776,103,919.94	77.98%	7.134%	81.52%	616	80.24%	52.50%	31.25%
None	1,243	219,094,409.50	22.02	7.571	85.24	621	80.96	48.19	33.51
Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	3,174	$513,035,398.07	51.55%	7.018%	76.40%	603	80.27%	100.00%	32.83%
Stated	2,094	434,408,411.00	43.65	7.506	88.80	634	80.29	0.00	29.54
Limited	221	47,754,520.37	4.80	7.009	87.35	619	82.67	0.00	40.16
Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 - 5.00	25	$3,493,545.67	0.35%	7.208%	81.07%	617	82.82%	100.00%	44.40%
5.01 - 10.00	5	375,561.63	0.04	7.866	73.66	571	74.98	100.00	45.68
10.01 - 15.00	22	2,659,093.96	0.27	7.413	74.28	585	81.60	100.00	32.40
15.01 - 20.00	73	9,355,550.81	0.94	7.103	63.46	604	75.82	100.00	32.17
20.01 - 25.00	158	22,005,471.30	2.21	7.096	73.93	603	79.35	100.00	38.26
25.01 - 30.00	275	36,713,681.20	3.69	7.192	68.17	597	77.91	100.00	31.87
30.01 - 35.00	436	66,525,620.77	6.68	7.012	76.12	601	79.68	100.00	34.02
35.01 - 40.00	489	78,471,782.22	7.89	7.074	77.96	600	81.15	100.00	33.44
40.01 - 45.00	647	110,919,960.66	11.15	6.977	79.53	610	81.78	100.00	35.56
45.01 - 50.00	839	143,555,597.29	14.42	6.985	78.36	607	82.28	100.00	33.86
50.01 - 55.00	193	36,347,582.23	3.65	6.921	68.35	591	71.18	100.00	15.38
55.01 - 60.00	12	2,611,950.33	0.26	6.266	86.67	581	74.34	100.00	8.05
Subtotal (Full Doc):	3,174	$513,035,398.07	51.55%	7.018%	76.40%	603	80.27%	100.00%	32.83%

Non-Full Doc Loans:
5.01 - 10.00	5	$868,801.50	0.09%	8.251%	100.00%	614	90.11%	0.00%	69.89%
10.01 - 15.00	17	1,859,122.16	0.19	7.994	88.81	596	75.53	0.00	26.56
15.01 - 20.00	48	8,029,645.72	0.81	7.331	88.58	622	78.53	0.00	27.53
20.01 - 25.00	85	12,190,697.41	1.22	7.538	82.54	628	79.56	0.00	30.06
25.01 - 30.00	164	28,672,070.77	2.88	7.309	88.41	631	80.26	0.00	36.06
30.01 - 35.00	237	45,398,700.05	4.56	7.466	88.04	628	79.42	0.00	32.16
35.01 - 40.00	421	87,504,247.74	8.79	7.399	87.89	636	80.23	0.00	29.37
40.01 - 45.00	547	118,956,414.36	11.95	7.374	86.93	640	80.98	0.00	28.61
45.01 - 50.00	723	162,235,203.90	16.30	7.520	91.17	634	82.05	0.00	33.86
50.01 - 55.00	66	15,896,507.66	1.60	7.879	87.34	579	68.64	0.00	3.74
55.01 - 60.00	2	551,520.10	0.06	7.492	61.12	667	79.17	0.00	61.12
Subtotal (Non-Full Doc):	2,315	$482,162,931.37	48.45%	7.457%	88.65%	633	80.52%	0.00%	30.60%

Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	122	$32,603,618.70	3.28%	5.265%	100.00%	657	76.02%	75.89%	17.34%
5.501 - 6.000	302	80,294,592.39	8.07	5.849	100.00	647	78.25	62.52	24.77
6.001 - 6.500	546	131,523,896.26	13.22	6.311	100.00	639	78.92	54.48	25.22
6.501 - 7.000	722	171,117,228.44	17.19	6.811	100.00	629	80.45	45.35	35.21
7.001 - 7.500	620	126,797,217.40	12.74	7.307	100.00	608	81.04	47.56	37.31
7.501 - 8.000	603	114,194,720.52	11.47	7.780	100.00	600	81.88	42.43	37.96
8.001 - 8.500	385	68,434,241.01	6.88	8.295	100.00	583	82.90	43.40	42.47
8.501 - 9.000	347	54,040,628.61	5.43	8.782	100.00	574	83.15	35.81	39.65
9.001 - 9.500	143	18,102,701.02	1.82	9.273	100.00	562	81.37	34.75	28.86
9.501 - 10.000	86	11,937,786.63	1.20	9.785	100.00	562	81.80	20.07	28.10
10.001 - 10.500	36	5,156,619.72	0.52	10.238	100.00	542	76.86	11.67	7.56
10.501 - 11.000	24	3,227,738.19	0.32	10.749	100.00	524	69.39	7.31	3.29
11.001 >=	13	1,974,259.44	0.20	11.644	100.00	522	67.69	20.20	0.00
Subtotal (ARM Loans):	3,949	$819,405,248.33	82.34%	7.187%	100.00%	615	80.43%	47.83%	32.85%

Fixed Rate Loans:
<= 5.500	1	$74,549.26	0.01%	5.500%	0.00%	628	78.95%	100.00%	0.00%
5.501 - 6.000	110	23,340,325.21	2.35	5.963	0.00	653	71.02	79.76	20.00
6.001 - 6.500	229	41,265,007.34	4.15	6.292	0.00	637	75.50	81.77	26.67
6.501 - 7.000	191	32,843,787.41	3.30	6.791	0.00	627	77.28	64.89	28.88
7.001 - 7.500	130	19,219,771.36	1.93	7.275	0.00	616	79.24	68.90	39.33
7.501 - 8.000	122	17,447,738.19	1.75	7.768	0.00	599	80.18	67.05	36.65
8.001 - 8.500	63	6,204,775.02	0.62	8.268	0.00	583	81.75	78.79	46.43
8.501 - 9.000	79	6,264,178.25	0.63	8.798	0.00	587	85.86	61.46	46.14
9.001 - 9.500	64	4,503,129.98	0.45	9.314	0.00	611	88.05	57.70	20.97
9.501 - 10.000	165	6,960,720.07	0.70	9.839	0.00	647	95.89	53.23	10.14
10.001 - 10.500	103	5,410,967.64	0.54	10.327	0.00	680	99.85	35.72	1.76
10.501 - 11.000	120	6,171,499.83	0.62	10.787	0.00	658	98.61	36.20	2.43
11.001 >=	163	6,086,631.55	0.61	11.477	0.00	636	99.70	52.41	0.00
Subtotal (Fixed Rate):	1,540	$175,793,081.11	17.66%	7.434%	0.00%	629	80.23%	68.88%	26.61%

Total:	5,489	$995,198,329.44	100.00%	7.231%	82.34%	617	80.39%	51.55%	31.75%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.001 - 3.500	1	$215,765.79	0.03%	5.550%	100.00%	606	56.84%	0.00%	0.00%
4.001 - 4.500	1	288,000.00	0.04	6.500	100.00	628	90.00	100.00	100.00
4.501 - 5.000	349	76,286,297.20	9.31	7.211	100.00	614	79.76	40.04	29.98
5.001 - 5.500	142	30,131,657.14	3.68	6.885	100.00	625	83.39	53.61	43.18
5.501 - 6.000	2,903	605,433,512.77	73.89	7.059	100.00	621	81.41	49.18	35.40
6.001 - 6.500	345	68,528,036.07	8.36	7.841	100.00	587	77.47	38.21	26.27
6.501 - 7.000	198	36,764,058.07	4.49	8.181	100.00	558	69.42	53.28	1.62
7.001 - 7.500	7	1,081,353.57	0.13	10.093	100.00	558	65.23	100.00	0.00
7.501 - 8.000	1	204,788.40	0.02	9.290	100.00	552	57.75	0.00	0.00
8.001 - 8.500	1	366,535.11	0.04	8.300	100.00	558	84.95	100.00	0.00
9.001 - 9.500	1	105,244.21	0.01	9.530	100.00	657	85.00	0.00	100.00
Total:	3,949	$819,405,248.33	100.00%	7.187%	100.00%	615	80.43%	47.83%	32.85%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	13	$3,014,200.71	0.37%	7.121%	100.00%	643	81.22%	27.21%	45.06%
1.500	3,934	816,081,015.01	99.59	7.187	100.00	615	80.43	47.93	32.81
3.000	2	310,032.61	0.04	9.371	100.00	588	67.00	0.00	33.95
Total:	3,949	$819,405,248.33	100.00%	7.187%	100.00%	615	80.43%	47.83%	32.85%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	16	$3,436,116.74	0.42%	7.394%	100.00%	635	79.89%	23.87%	42.59%
1.500	3,933	815,969,131.59	99.58	7.186	100.00	615	80.43	47.93	32.81
Total:	3,949	$819,405,248.33	100.00%	7.187%	100.00%	615	80.43%	47.83%	32.85%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
11.501 - 12.000	25	$8,123,635.75	0.99%	5.039%	100.00%	660	76.74%	60.13%	27.52%
12.001 - 12.500	100	25,338,332.35	3.09	5.358	100.00	655	75.83	78.99	15.72
12.501 - 13.000	303	80,832,381.44	9.86	5.861	100.00	646	78.30	62.80	25.27
13.001 - 13.500	548	132,156,569.60	16.13	6.318	100.00	639	79.00	54.00	25.10
13.501 - 14.000	721	170,002,665.78	20.75	6.812	100.00	629	80.40	45.39	34.79
14.001 - 14.500	618	126,712,308.76	15.46	7.310	100.00	608	81.08	47.59	37.69
14.501 - 15.000	603	113,920,025.41	13.90	7.783	100.00	600	81.91	42.63	37.87
15.001 - 15.500	384	68,210,524.76	8.32	8.295	100.00	583	82.87	43.55	42.61
15.501 - 16.000	345	53,709,699.48	6.55	8.783	100.00	574	83.09	35.85	39.47
16.001 - 16.500	144	18,227,646.88	2.22	9.279	100.00	562	81.00	34.51	28.66
16.501 - 17.000	86	11,937,786.63	1.46	9.785	100.00	562	81.80	20.07	28.10
17.001 - 17.500	35	5,031,673.86	0.61	10.242	100.00	542	78.10	11.96	7.75
17.501 - 18.000	24	3,227,738.19	0.39	10.749	100.00	524	69.39	7.31	3.29
18.001 - 18.500	8	1,228,601.74	0.15	11.355	100.00	517	62.75	14.52	0.00
18.501 - 19.000	2	170,915.24	0.02	11.862	100.00	518	75.00	0.00	0.00
19.001 - 19.500	3	574,742.46	0.07	12.196	100.00	534	76.08	38.35	0.00
Total:	3,949	$819,405,248.33	100.00%	7.187%	100.00%	615	80.43%	47.83%	32.85%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	24	$6,032,932.11	0.74%	5.335%	100.00%	643	79.56%	76.95%	25.18%
5.501 - 6.000	380	102,254,955.16	12.48	5.695	100.00	651	77.95	66.40	22.74
6.001 - 6.500	552	132,922,462.59	16.22	6.297	100.00	640	78.92	54.01	25.53
6.501 - 7.000	736	174,328,985.93	21.28	6.799	100.00	629	80.12	45.81	34.56
7.001 - 7.500	620	126,797,217.40	15.47	7.307	100.00	608	81.04	47.56	37.31
7.501 - 8.000	603	114,194,720.52	13.94	7.780	100.00	600	81.88	42.43	37.96
8.001 - 8.500	385	68,434,241.01	8.35	8.295	100.00	583	82.90	43.40	42.47
8.501 - 9.000	347	54,040,628.61	6.60	8.782	100.00	574	83.15	35.81	39.65
9.001 - 9.500	143	18,102,701.02	2.21	9.273	100.00	562	81.37	34.75	28.86
9.501 - 10.000	86	11,937,786.63	1.46	9.785	100.00	562	81.80	20.07	28.10
10.001 - 10.500	36	5,156,619.72	0.63	10.238	100.00	542	76.86	11.67	7.56
10.501 - 11.000	24	3,227,738.19	0.39	10.749	100.00	524	69.39	7.31	3.29
11.001 - 11.500	8	1,228,601.74	0.15	11.355	100.00	517	62.75	14.52	0.00
11.501 - 12.000	2	170,915.24	0.02	11.862	100.00	518	75.00	0.00	0.00
12.001 - 12.501	3	574,742.46	0.07	12.196	100.00	534	76.08	38.35	0.00
Total:	3,949	$819,405,248.33	100.00%	7.187%	100.00%	615	80.43%	47.83%	32.85%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
13 - 24	3,690	$761,251,444.44	92.90%	7.226%	100.00%	613	80.43%	46.96%	32.57%
25 - 36	259	58,153,803.89	7.10	6.682	100.00	638	80.41	59.20	36.48
Total:	3,949	$819,405,248.33	100.00%	7.187%	100.00%	615	80.43%	47.83%	32.85%

SASCO 2005-NC2 Collateral Summary – Pool 1

Total Number of Loans	3,193
Total Outstanding Loan Balance	$488,002,519
Average Loan Principal Balance	$152,835
Fixed Rate	18.7%
Adjustable Rate	81.3%
Prepayment Penalty	77.9%
Weighted Average Coupon	7.3%
Weighted Average Margin	5.7%
Weighted Average Initial Periodic Cap	1.5%
Weighted Average Periodic Cap	1.5%
Weighted Average Maximum Rate	14.3%
Weighted Average Floor	7.3%
Weighted Average Original Term (mo.)	355
Weighted Average Remaining Term (mo.)	354
Weighted Average Loan Age (mo.)	1
Weighted Average Combined LTV	79.9%
Weighted Average Effective Combined LTV	71.3%
Weighted Average Full Combined LTV	84.0%
% of Loans with Junior Liens	21.7%
Non-Zero Weighted Average FICO	612
Non-Zero Weighted Average DTI	39.9%
% IO Loans	14.4%
Product Type	
2/28 ARM (Libor)	74.7%
Fixed Rate	18.7%
3/27 ARM (Libor)	6.6%
Documentation Type	
Full	56.5%
Stated	39.3%
Limited	4.2%

Primary Mortgage Insurance Coverage	
Yes	29.0%
No	71.0%
Primary Mortgage Insurance Coverage	
(First Lien Loans with LTV > 80%)	
Yes	79.8%
No	20.2%
Lien Position	
First	97.2%
Second	2.8%
Loan Purpose	
Cash Out Refinance	59.7%
Purchase	32.2%
Rate/Term Refinance	8.1%
Geographic Distribution	
(Other states account individually for less than 3% of the Statistical Cut-off Date principal balance)	
CA	29.4%
FL	11.0%
TX	5.1%
NJ	4.0%
NY	3.9%
NV	3.4%
IL	3.2%
AZ	3.1%
Occupancy Status	
Primary Home	94.8%
Investment	4.9%
Second Home	0.3%

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Pool 1
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non-IO Loans:
2/28 ARM (Libor)	1,891	$309,377,268.94	63.40%	7.432%	100.00%	601	79.19%	51.59%	28.72%
3/27 ARM (Libor)	97	16,825,148.35	3.45	6.993	100.00	618	79.43	59.12	33.75
Fixed Rate	901	91,443,452.33	18.74	7.505	0.00	625	80.41	72.40	25.23
Subtotal (Non-IO):	2,889	$417,645,869.62	85.58%	7.431%	78.11%	607	79.47%	56.45%	28.16%

Interest-Only Loans:
2/28 ARM (Libor)	237	$55,014,524.91	11.27%	6.717%	100.00%	641	83.01%	51.32%	35.28%
3/27 ARM (Libor)	67	15,342,124.74	3.14	6.509	100.00	646	80.23	76.71	28.01
Subtotal (IO Loans):	304	$70,356,649.65	14.42%	6.671%	100.00%	642	82.41%	56.85%	33.69%

Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

Original IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	230	$53,735,109.18	76.38%	6.717%	100.00%	642	82.96%	50.64%	35.26%
36	26	6,389,897.49	9.08	6.308	100.00	647	80.78	78.37	30.36
60	48	10,231,642.98	14.54	6.656	100.00	644	80.50	76.06	27.55
Total:	304	$70,356,649.65	100.00%	6.671%	100.00%	642	82.41%	56.85%	33.69%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.
Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	290	$9,172,112.25	1.88%	10.247%	7.63%	641	95.92%	62.35%	0.54%
50,000.01 - 100,000.00	807	61,734,421.82	12.65	8.004	66.15	603	80.65	68.29	20.15
100,000.01 - 150,000.00	714	88,750,802.58	18.19	7.431	79.33	603	78.89	67.01	27.48
150,000.01 - 200,000.00	480	83,248,336.85	17.06	7.267	82.78	606	78.91	57.82	31.32
200,000.01 - 250,000.00	388	87,197,626.68	17.87	7.222	87.56	613	79.31	51.68	32.55
250,000.01 - 300,000.00	263	72,115,783.61	14.78	6.996	87.67	618	79.52	47.72	29.73
300,000.01 - 350,000.00	193	62,491,825.20	12.81	6.876	89.63	616	79.72	47.53	29.74
350,000.01 - 400,000.00	39	14,365,791.14	2.94	6.758	87.08	642	83.11	43.73	43.47
400,000.01 - 450,000.00	7	2,877,251.75	0.59	6.919	71.45	623	82.78	43.13	42.58
450,000.01 - 500,000.00	6	2,844,620.91	0.58	6.408	82.49	660	84.78	50.74	50.23
500,000.01 - 550,000.00	5	2,624,997.98	0.54	6.553	100.00	631	78.48	59.25	40.08
550,000.01 - 600,000.00	1	578,948.50	0.12	6.500	100.00	656	80.00	100.00	0.00
Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	2,842	$474,469,568.04	97.23%	7.232%	83.58%	610	79.32%	56.66%	29.78%
2nd Lien	351	13,532,951.23	2.77	10.438	0.00	663	99.93	51.28	0.00
Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut -off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	1,756	$291,442,493.64	59.72%	7.256%	77.28%	596	77.25%	60.94%	29.97%
Purchase	1,153	156,940,688.60	32.16	7.445	89.00	642	84.11	43.46	25.20
Rate/Term Refinance	284	39,619,337.03	8.12	7.307	79.94	605	82.64	75.59	36.41
Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	3,016	$462,607,184.58	94.80%	7.297%	80.94%	610	79.87%	57.65%	27.99%
Investment	164	23,715,533.48	4.86	7.760	86.97	648	80.74	37.89	48.72
Second Home	13	1,679,801.21	0.34	7.724	88.41	631	74.62	4.62	17.45
Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	74	$6,572,170.80	1.35%	7.075%	0.00%	634	70.23%	76.73%	19.53%
181 - 240	247	10,192,527.23	2.09	8.994	0.00	635	89.85	71.51	11.26
241 - 360	2,872	471,237,821.24	96.56	7.288	84.15	611	79.81	55.90	29.47
Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	74	$6,572,170.80	1.35%	7.075%	0.00%	634	70.23%	76.73%	19.53%
181 - 240	247	10,192,527.23	2.09	8.994	0.00	635	89.85	71.51	11.26
241 - 360	2,872	471,237,821.24	96.56	7.288	84.15	611	79.81	55.90	29.47
Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	648	$143,439,539.95	29.39%	6.894%	88.30%	616	76.43%	46.52%	22.83%
FL	400	53,612,299.37	10.99	7.602	73.84	603	80.08	53.75	36.14
TX	259	24,926,394.61	5.11	7.675	65.85	607	80.90	61.65	16.98
NJ	100	19,499,076.57	4.00	7.276	79.35	624	78.98	49.67	33.54
NY	85	19,214,291.66	3.94	7.194	73.74	625	79.87	49.52	40.15
NV	90	16,489,966.59	3.38	7.237	85.33	608	80.52	58.58	25.26
IL	105	15,840,766.04	3.25	7.337	89.22	613	82.50	67.35	40.79
AZ	129	15,165,175.03	3.11	7.242	82.95	612	83.28	71.72	32.47
MA	63	14,168,500.18	2.90	7.239	85.44	620	79.12	57.22	35.31
MD	78	13,413,831.61	2.75	7.416	80.08	592	79.32	74.64	31.96
Other	1,236	152,232,677.66	31.20	7.603	79.25	610	82.48	63.28	30.12
Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	214	$32,443,174.74	6.65%	7.013%	79.30%	591	49.64%	52.65%	0.00%
60.01 - 70.00%	285	49,329,888.92	10.11	7.044	73.76	595	66.69	54.59	0.00
70.01 - 80.00%	1,283	215,580,206.33	44.18	7.086	84.50	612	78.46	56.35	0.00
80.01 - 85.00%
With MI:	280	47,861,001.51	9.81	7.334	82.19	595	84.38	61.61	100.00
Without MI:	98	12,618,137.09	2.59	8.208	98.62	554	84.59	56.69	0.00
85.01 - 90.00%
With MI:	320	57,824,452.66	11.85	7.360	83.37	625	89.65	53.62	100.00
Without MI:	104	13,303,381.04	2.73	8.060	93.74	588	89.80	60.58	0.00
90.01 - 95.00%
With MI:	161	30,806,674.45	6.31	7.184	85.79	652	94.60	66.06	100.00
Without MI:	56	9,346,473.26	1.92	7.969	91.97	624	94.59	49.35	0.00
95.01 - 100.00%
With MI:	35	4,820,671.11	0.99	8.458	88.52	692	100.00	49.99	100.00
Without MI:	6	535,506.93	0.11	9.078	100.00	637	100.00	46.27	0.00
Subtotal (First Lien):	2,842	$474,469,568.04	97.23%	7.232%	83.58%	610	79.32%	56.66%	29.78%

Second Lien Loans:
90.01 - 95.00%	3	$89,664.91	0.02%	10.615%	0.00%	660	94.18%	53.51%	0.00%
95.01 - 100.00%	348	13,443,286.32	2.75	10.437	0.00	663	99.97	51.27	0.00
Subtotal (Second Lien):	351	$13,532,951.23	2.77%	10.438%	0.00%	663	99.93%	51.28%	0.00%

Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	997	$170,979,096.25	35.04%	7.292%	82.74%	617	81.72%	57.40%	81.03%
60.01 - 70.00%	298	52,106,767.14	10.68	7.042	74.63	595	68.07	55.89	5.33
70.01 - 80.00%	1,283	215,580,206.33	44.18	7.086	84.50	612	78.46	56.35	0.00
80.01 - 85.00%	98	12,618,137.09	2.59	8.208	98.62	554	84.59	56.69	0.00
85.01 - 90.00%	104	13,303,381.04	2.73	8.060	93.74	588	89.80	60.58	0.00
90.01 - 95.00%	56	9,346,473.26	1.92	7.969	91.97	624	94.59	49.35	0.00
95.01 - 100.00%	6	535,506.93	0.11	9.078	100.00	637	100.00	46.27	0.00
Subtotal (First Lien):	2,842	$474,469,568.04	97.23%	7.232%	83.58%	610	79.32%	56.66%	29.78%

Second Lien Loans:
90.01 - 95.00%	3	$89,664.91	0.02%	10.615%	0.00%	660	94.18%	53.51%	0.00%
95.01 - 100.00%	348	13,443,286.32	2.75	10.437	0.00	663	99.97	51.27	0.00
Subtotal (Second Lien):	351	$13,532,951.23	2.77%	10.438%	0.00%	663	99.93%	51.28%	0.00%

Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	211	$32,052,874.94	6.57%	7.011%	79.04%	591	49.61%	52.59%	0.00%
60.01 - 70.00%	283	48,874,044.95	10.02	7.041	73.89	595	66.69	54.73	0.00
70.01 - 80.00%	726	120,742,177.12	24.74	7.357	76.89	585	77.29	59.95	0.00
80.01 - 85.00%
With MI:	261	44,800,554.37	9.18	7.324	82.53	594	84.34	63.66	100.00
Without MI:	86	11,558,697.98	2.37	8.103	98.49	553	83.85	60.55	0.00
85.01 - 90.00%
With MI:	307	55,899,019.77	11.45	7.357	83.34	625	89.62	53.43	100.00
Without MI:	88	11,954,437.54	2.45	7.942	90.79	590	88.11	60.33	0.00
90.01 - 95.00%
With MI:	176	32,767,512.98	6.71	7.230	85.00	650	94.23	64.85	100.00
Without MI:	106	15,470,021.62	3.17	7.997	94.27	612	90.62	50.37	0.00
95.01 - 100.00%
With MI:	52	7,845,712.61	1.61	7.954	87.07	671	94.66	46.09	100.00
Without MI:	546	92,504,514.16	18.96	6.737	94.27	649	80.10	51.43	0.00
Subtotal (First Lien):	2,842	$474,469,568.04	97.23%	7.232%	83.58%	610	79.32%	56.66%	29.78%

Second Lien Loans:
90.01 - 95.00%	3	$89,664.91	0.02%	10.615%	0.00%	660	94.18%	53.51%	0.00%
95.01 - 100.00%	348	13,443,286.32	2.75	10.437	0.00	663	99.97	51.27	0.00
Subtotal (Second Lien):	351	$13,532,951.23	2.77%	10.438%	0.00%	663	99.93%	51.28%	0.00%

Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	207	$29,109,928.36	5.97%	8.624%	91.93%	510	74.28%	74.25%	8.81%
521 - 540	231	32,885,148.36	6.74	8.218	89.75	531	75.57	65.30	18.41
541 - 560	299	45,744,763.32	9.37	7.760	86.26	552	76.65	63.63	20.44
561 - 580	272	43,360,680.17	8.89	7.464	84.39	570	76.55	62.94	26.46
581 - 600	408	62,627,475.77	12.83	7.165	82.41	591	80.42	70.03	31.62
601 - 620	365	56,044,875.60	11.48	7.043	77.89	611	80.11	61.90	31.67
621 - 640	433	65,101,413.39	13.34	7.066	75.95	630	81.39	55.18	35.37
641 - 660	340	54,516,515.39	11.17	7.024	77.68	650	82.30	46.44	36.89
661 - 680	254	40,615,706.61	8.32	6.887	79.86	670	82.45	40.57	31.30
681 - 700	166	24,339,525.27	4.99	7.020	73.08	689	82.14	33.58	26.16
701 - 720	85	13,744,200.70	2.82	6.734	84.88	709	83.64	35.07	33.64
721 - 740	58	8,806,615.95	1.80	7.096	77.48	729	85.78	40.42	50.08
741 - 760	44	6,100,291.46	1.25	7.345	77.88	750	85.18	21.54	27.29
761 - 780	23	3,843,995.79	0.79	7.391	73.37	770	88.42	42.23	36.63
781 >=	8	1,161,383.13	0.24	6.555	76.75	798	76.86	43.65	0.00
Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	2,458	$361,892,251.17	74.16%	7.336%	80.48%	608	79.53%	58.25%	28.15%
PUD	341	53,967,423.51	11.06	7.344	83.26	606	81.32	61.98	35.43
2-4 Family	179	40,793,711.54	8.36	7.205	81.76	646	81.46	42.26	37.99
Condominium	215	31,349,133.05	6.42	7.260	86.20	627	79.49	45.51	15.41
Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$77,155,612.75	$11,235,561.57	$276,000,619.53	$0.00	$0.00	$0.00	$364,391,793.85
Fixed Rate	18,650,609.80	5,638,259.89	7,575,546.68	59,579,035.96	0.00	0.00	91,443,452.33
3/27 ARM (Libor)	12,157,766.91	1,233,445.65	2,300,785.99	16,475,274.54	0.00	0.00	32,167,273.09
Total:	$107,963,989.46	$18,107,267.11	$285,876,952.20	$76,054,310.50	$0.00	$0.00	$488,002,519.27

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	21.17%	3.08%	75.74%	0.00%	0.00%	0.00%	74.67%
Fixed Rate	20.40	6.17	8.28	65.15	0.00	0.00	18.74
3/27 ARM (Libor)	37.80	3.83	7.15	51.22	0.00	0.00	6.59
Total:	22.12%	3.71%	58.58%	15.58%	0.00%	0.00%	100.00%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,460	$380,301,899.84	77.93%	7.232%	80.85%	611	79.76%	56.84%	28.55%
None	733	107,700,619.43	22.07	7.635	82.70	616	80.35	55.33	30.39
Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	1,941	$275,756,709.28	56.51%	7.092%	75.99%	600	80.01%	100.00%	30.19%
Stated	1,135	191,899,771.07	39.32	7.663	88.02	629	79.52	0.00	26.76
Limited	117	20,346,038.92	4.17	7.192	88.97	607	81.77	0.00	32.98
Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 - 5.00	17	$2,349,588.67	0.48%	7.160%	76.57%	597	81.69%	100.00%	30.49%
5.01 - 10.00	3	210,656.88	0.04	7.158	100.00	573	81.32	100.00	34.47
10.01 - 15.00	15	1,296,220.95	0.27	7.281	47.23	606	82.32	100.00	42.68
15.01 - 20.00	40	4,567,316.99	0.94	7.196	59.05	594	72.54	100.00	16.98
20.01 - 25.00	100	12,077,395.64	2.47	7.295	80.21	590	78.00	100.00	30.22
25.01 - 30.00	179	21,211,273.56	4.35	7.288	67.15	592	78.48	100.00	30.81
30.01 - 35.00	278	39,214,581.93	8.04	7.070	76.25	604	79.96	100.00	32.64
35.01 - 40.00	309	44,370,799.13	9.09	7.154	79.74	594	80.26	100.00	29.80
40.01 - 45.00	383	57,062,234.98	11.69	7.021	77.43	610	81.48	100.00	30.14
45.01 - 50.00	502	74,110,932.04	15.19	7.075	77.10	602	81.65	100.00	32.31
50.01 - 55.00	105	17,358,839.27	3.56	6.919	69.29	593	73.10	100.00	20.61
55.01 - 60.00	10	1,926,869.24	0.39	6.581	86.39	578	73.86	100.00	10.91
Subtotal (Full Doc):	1,941	$275,756,709.28	56.51%	7.092%	75.99%	600	80.01%	100.00%	30.19%

Non-Full Doc Loans:
10.01 - 15.00	14	$1,498,212.30	0.31%	7.919%	90.01%	609	74.93%	0.00%	29.45%
15.01 - 20.00	29	4,021,798.59	0.82	7.265	92.81	629	75.46	0.00	14.13
20.01 - 25.00	51	7,220,505.53	1.48	7.574	83.59	620	77.71	0.00	22.61
25.01 - 30.00	89	13,446,401.50	2.76	7.357	89.26	632	80.29	0.00	34.08
30.01 - 35.00	126	20,577,506.70	4.22	7.669	89.07	615	77.89	0.00	28.39
35.01 - 40.00	235	39,842,131.04	8.16	7.504	87.56	628	79.67	0.00	26.32
40.01 - 45.00	280	48,087,702.75	9.85	7.666	85.14	636	81.55	0.00	30.14
45.01 - 50.00	391	69,766,147.60	14.30	7.694	90.54	628	80.75	0.00	27.95
50.01 - 55.00	35	7,233,883.88	1.48	7.735	86.05	578	67.92	0.00	2.52
55.01 - 60.00	2	551,520.10	0.11	7.492	61.12	667	79.17	0.00	61.12
Subtotal (Non-Full Doc):	1,252	$212,245,809.99	43.49%	7.618%	88.11%	627	79.74%	0.00%	27.35%

Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	58	$12,302,096.30	2.52%	5.276%	100.00%	655	74.08%	84.27%	14.56%
5.501 - 6.000	167	35,952,652.09	7.37	5.852	100.00	640	76.73	67.33	21.34
6.001 - 6.500	301	61,461,786.43	12.59	6.317	100.00	632	78.18	62.58	22.80
6.501 - 7.000	410	75,855,736.20	15.54	6.803	100.00	622	79.28	52.62	30.15
7.001 - 7.500	353	62,267,433.80	12.76	7.297	100.00	606	80.46	53.07	33.89
7.501 - 8.000	369	61,699,835.63	12.64	7.778	100.00	599	82.04	49.48	39.93
8.001 - 8.500	221	33,763,332.12	6.92	8.294	100.00	584	81.94	45.16	35.20
8.501 - 9.000	207	28,377,717.01	5.82	8.770	100.00	575	83.25	39.30	34.27
9.001 - 9.500	96	11,084,458.48	2.27	9.270	100.00	553	80.00	42.78	24.18
9.501 - 10.000	59	7,169,444.61	1.47	9.796	100.00	568	82.23	13.01	26.05
10.001 - 10.500	23	2,916,896.17	0.60	10.213	100.00	521	71.42	18.35	0.00
10.501 - 11.000	19	2,617,016.05	0.54	10.738	100.00	525	67.95	9.02	0.00
11.001 >=	9	1,090,662.05	0.22	11.665	100.00	524	74.33	16.36	0.00
Subtotal (ARM Loans):	2,292	$396,559,066.94	81.26%	7.279%	100.00%	609	79.77%	52.84%	29.82%

Fixed Rate Loans:
<= 5.500	1	$74,549.26	0.02%	5.500%	0.00%	628	78.95%	100.00%	0.00%
5.501 - 6.000	63	10,938,751.35	2.24	5.975	0.00	642	69.39	80.14	12.98
6.001 - 6.500	122	19,366,567.20	3.97	6.281	0.00	640	77.15	85.21	29.99
6.501 - 7.000	122	19,269,778.78	3.95	6.800	0.00	622	75.98	71.78	22.67
7.001 - 7.500	61	7,666,876.77	1.57	7.259	0.00	612	79.60	83.31	39.51
7.501 - 8.000	77	10,476,040.69	2.15	7.767	0.00	599	79.96	64.29	33.78
8.001 - 8.500	39	4,021,844.22	0.82	8.267	0.00	580	82.69	84.77	47.54
8.501 - 9.000	50	3,930,782.92	0.81	8.792	0.00	580	83.97	60.35	48.00
9.001 - 9.500	37	2,162,701.56	0.44	9.297	0.00	615	89.29	65.03	18.37
9.501 - 10.000	98	3,993,552.10	0.82	9.825	0.00	642	95.37	57.17	13.98
10.001 - 10.500	67	3,299,945.36	0.68	10.339	0.00	677	99.90	37.04	0.00
10.501 - 11.000	66	2,964,749.07	0.61	10.752	0.00	648	97.82	41.97	5.06
11.001 >=	98	3,277,313.05	0.67	11.497	0.00	626	99.46	60.01	0.00
Subtotal (Fixed Rate):	901	$91,443,452.33	18.74%	7.505%	0.00%	625	80.41%	72.40%	25.23%

Total:	3,193	$488,002,519.27	100.00%	7.321%	81.26%	612	79.89%	56.51%	28.96%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
4.001 - 4.500	1	$288,000.00	0.07%	6.500%	100.00%	628	90.00%	100.00%	100.00%
4.501 - 5.000	182	32,526,821.51	8.20	7.247	100.00	617	79.51	43.34	27.45
5.001 - 5.500	87	15,371,474.72	3.88	7.014	100.00	621	83.44	61.15	41.22
5.501 - 6.000	1,668	288,497,451.97	72.75	7.138	100.00	614	80.82	54.57	32.60
6.001 - 6.500	219	36,800,677.99	9.28	7.942	100.00	582	76.94	44.94	21.58
6.501 - 7.000	130	22,453,157.38	5.66	8.163	100.00	562	68.93	50.26	2.65
7.001 - 7.500	4	516,239.16	0.13	10.167	100.00	559	66.78	100.00	0.00
9.001 - 9.500	1	105,244.21	0.03	9.530	100.00	657	85.00	0.00	100.00
Total:	2,292	$396,559,066.94	100.00%	7.279%	100.00%	609	79.77%	52.84%	29.82%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	6	$1,109,359.64	0.28%	7.851%	100.00%	673	78.19%	0.00%	20.72%
1.500	2,285	395,344,463.09	99.69	7.276	100.00	609	79.77	53.01	29.82
3.000	1	105,244.21	0.03	9.530	100.00	657	85.00	0.00	100.00
Total:	2,292	$396,559,066.94	100.00%	7.279%	100.00%	609	79.77%	52.84%	29.82%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	8	$1,326,487.27	0.33%	8.102%	100.00%	662	78.89%	0.00%	25.26%
1.500	2,284	395,232,579.67	99.67	7.276	100.00	609	79.77	53.02	29.83
Total:	2,292	$396,559,066.94	100.00%	7.279%	100.00%	609	79.77%	52.84%	29.82%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
11.501 - 12.000	11	$2,794,495.44	0.70%	4.991%	100.00%	643	71.52%	76.72%	12.00%
12.001 - 12.500	47	9,507,600.86	2.40	5.360	100.00	658	74.83	86.49	15.31
12.501 - 13.000	168	36,494,826.90	9.20	5.863	100.00	639	76.85	66.33	22.51
13.001 - 13.500	305	62,386,412.47	15.73	6.331	100.00	634	78.23	61.45	22.46
13.501 - 14.000	409	75,143,485.63	18.95	6.804	100.00	621	79.22	53.28	29.71
14.001 - 14.500	349	61,512,883.52	15.51	7.298	100.00	605	80.46	53.72	34.3
14.501 - 15.000	370	61,929,699.13	15.62	7.781	100.00	600	82.11	49.30	40.15
15.001 - 15.500	221	33,763,332.12	8.51	8.294	100.00	584	81.94	45.16	35.2
15.501 - 16.000	206	28,147,853.51	7.10	8.771	100.00	574	83.11	39.63	33.74
16.001 - 16.500	97	11,209,404.34	2.83	9.279	100.00	552	79.41	42.31	23.91
16.501 - 17.000	59	7,169,444.61	1.81	9.796	100.00	568	82.23	13.01	26.05
17.001 - 17.500	22	2,791,950.31	0.70	10.218	100.00	520	73.40	19.17	0.00
17.501 - 18.000	19	2,617,016.05	0.66	10.738	100.00	525	67.95	9.02	0.00
18.001 - 18.500	5	565,445.99	0.14	11.333	100.00	517	70.58	31.55	0.00
18.501 - 19.000	2	170,915.24	0.04	11.862	100.00	518	75.00	0.00	0.00
19.001 - 19.500	2	354,300.82	0.09	12.100	100.00	537	80.00	0.00	0.00
Total:	2,292	$396,559,066.94	100.00%	7.279%	100.00%	609	79.77%	52.84%	29.82%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	12	$2,536,569.40	0.64%	5.261%	100.00%	640	80.42%	88.48%	35.66%
5.501 - 6.000	200	43,013,575.14	10.85	5.725	100.00	644	76.71	71.17	19.9
6.001 - 6.500	304	61,999,273.13	15.63	6.300	100.00	633	77.96	62.15	22.6
6.501 - 7.000	420	78,022,853.35	19.67	6.786	100.00	621	78.84	53.27	29.31
7.001 - 7.500	353	62,267,433.80	15.70	7.297	100.00	606	80.46	53.07	33.89
7.501 - 8.000	369	61,699,835.63	15.56	7.778	100.00	599	82.04	49.48	39.93
8.001 - 8.500	221	33,763,332.12	8.51	8.294	100.00	584	81.94	45.16	35.2
8.501 - 9.000	207	28,377,717.01	7.16	8.770	100.00	575	83.25	39.30	34.27
9.001 - 9.500	96	11,084,458.48	2.80	9.270	100.00	553	80.00	42.78	24.18
9.501 - 10.000	59	7,169,444.61	1.81	9.796	100.00	568	82.23	13.01	26.05
10.001 - 10.500	23	2,916,896.17	0.74	10.213	100.00	521	71.42	18.35	0.00
10.501 - 11.000	19	2,617,016.05	0.66	10.738	100.00	525	67.95	9.02	0.00
11.001 - 11.500	5	565,445.99	0.14	11.333	100.00	517	70.58	31.55	0.00
11.501 - 12.000	2	170,915.24	0.04	11.862	100.00	518	75.00	0.00	0.00
12.001 - 12.500	2	354,300.82	0.09	12.100	100.00	537	80.00	0.00	0.00
Total:	2,292	$396,559,066.94	100.00%	7.279%	100.00%	609	79.77%	52.84%	29.82%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
13 - 24	2,128	$364,391,793.85	91.89%	7.324%	100.00%	607	79.77%	51.55%	29.71%
25 - 36	164	32,167,273.09	8.11	6.762	100.00	632	79.81	67.51	31.02
Total:	2,292	$396,559,066.94	100.00%	7.279%	100.00%	609	79.77%	52.84%	29.82%

SASCO 2005-NC2 Collateral Summary – Pool 2

Total Number of Loans	2,296
Total Outstanding Loan Balance	$507,195,810
Average Loan Principal Balance	$220,904
Fixed Rate	16.6%
Adjustable Rate	83.4%
Prepayment Penalty	78.1%
Weighted Average Coupon	7.1%
Weighted Average Margin	5.7%
Weighted Average Initial Periodic Cap	1.5%
Weighted Average Periodic Cap	1.5%
Weighted Average Maximum Rate	14.1%
Weighted Average Floor	7.1%
Weighted Average Original Term (mo.)	357
Weighted Average Remaining Term (mo.)	355
Weighted Average Loan Age (mo.)	1
Weighted Average Combined LTV	80.9%
Weighted Average Effective Combined LTV	70.8%
Weighted Average Full Combined LTV	85.0%
% of Loans with Junior Liens	22.3%
Non-Zero Weighted Average FICO	623
Non-Zero Weighted Average DTI	40.9%
% IO Loans	17.7%
Product Type	
2/28 ARM (Libor)	78.2%
Fixed Rate	16.6%
3/27 ARM (Libor)	5.1%
Documentation Type	
Full	47.8%
Stated	46.8%
Limited	5.4%

Primary Mortgage Insurance Coverage	
Yes	34.4%
No	65.6%
Primary Mortgage Insurance Coverage	
(First Lien Loans with LTV > 80%)	
Yes	82.9%
No	17.1%
Lien Position	
First	97.6%
Second	2.4%
Loan Purpose	
Cash Out Refinance	57.2%
Purchase	37.3%
Rate/Term Refinance	5.5%
Geographic Distribution	
(Other states account individually for less than 3% of the Statistical Cut-off Date principal balance)	
CA	46.5%
FL	7.8%
NY	6.2%
NJ	3.7%
MD	3.0%
Occupancy Status	
Primary Home	96.0%
Investment	3.7%
Second Home	0.3%

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics – Pool 2
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	1,357	$317,579,044.51	62.61%	7.279%	100.00%	609	80.35%	42.61%	34.05%
3/27 ARM (Libor)	65	15,310,234.24	3.02	6.698	100.00	636	79.90	49.34	37.42
Fixed Rate	639	84,349,628.78	16.63	7.356	0.00	634	80.03	65.07	28.11
Subtotal (Non-IO):	2,061	$417,238,907.53	82.26%	7.273%	79.78%	615	80.27%	47.40%	32.98%

Interest-Only Loans:
2/28 ARM (Libor)	205	$79,280,606.08	15.63%	6.560%	100.00%	661	83.83%	43.33%	39.80%
3/27 ARM (Libor)	30	10,676,296.56	2.10	6.415	100.00	659	82.95	48.32	51.57
Subtotal (IO Loans):	235	$89,956,902.64	17.74%	6.543%	100.00%	660	83.72%	43.92%	41.20%

Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

Original IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	205	$79,280,606.08	88.13%	6.560%	100.00%	661	83.83%	43.33%	39.80%
36	18	6,946,859.60	7.72	6.302	100.00	661	82.21	46.50	41.37
60	12	3,729,436.96	4.15	6.626	100.00	655	84.32	51.70	70.56
Total:	235	$89,956,902.64	100.00%	6.543%	100.00%	660	83.72%	43.92%	41.20%

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	165	$5,309,998.82	1.05%	10.174%	3.74%	641	95.31%	63.99%	0.94%
50,000.01 - 100,000.00	429	32,579,371.27	6.42	8.155	56.97	609	81.14	64.24	19.04
100,000.01 - 150,000.00	423	52,197,667.95	10.29	7.550	72.75	607	79.49	64.24	27.27
150,000.01 - 200,000.00	273	47,730,940.41	9.41	7.287	81.36	610	77.86	57.02	29.42
200,000.01 - 250,000.00	199	44,477,111.61	8.77	7.243	87.45	613	80.00	49.46	32.85
250,000.01 - 300,000.00	159	43,328,080.50	8.54	6.995	82.99	615	80.00	40.33	28.38
300,000.01 - 350,000.00	100	32,070,034.04	6.32	7.040	82.09	615	80.71	48.35	36.99
350,000.01 - 400,000.00	185	69,905,111.22	13.78	7.094	89.32	627	81.46	36.61	39.10
400,000.01 - 450,000.00	135	57,410,662.14	11.32	6.787	90.43	634	81.94	41.19	38.45
450,000.01 - 500,000.00	102	48,629,968.99	9.59	6.877	93.08	627	81.51	41.06	42.08
500,000.01 - 550,000.00	50	26,389,635.16	5.20	6.903	92.02	640	82.10	32.07	43.92
550,000.01 - 600,000.00	39	22,389,964.77	4.41	6.508	94.95	649	83.90	38.52	51.37
600,000.01 - 650,000.00	20	12,593,348.30	2.48	6.491	75.17	667	83.07	45.33	40.09
650,000.01 >=	17	12,183,914.99	2.40	6.644	94.10	631	77.21	42.82	27.47
Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	2,057	$494,978,451.82	97.59%	7.062%	85.43%	622	80.41%	46.98%	35.28%
2nd Lien	239	12,217,358.35	2.41	10.452	0.00	669	99.89	38.63	0.00
Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut -off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	1,249	$290,090,837.82	57.20%	7.048%	78.47%	606	78.25%	54.20%	36.37%
Purchase	889	189,247,746.59	37.31	7.295	91.98	649	84.67	31.92	31.28
Rate/Term Refinance	158	27,857,225.76	5.49	7.112	75.90	614	82.59	70.54	35.71
Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	2,181	$487,089,155.51	96.04%	7.125%	83.34%	622	80.81%	47.37%	33.50%
Investment	104	18,623,144.53	3.67	7.581	84.73	656	82.98	34.16	56.75
Second Home	11	1,483,510.13	0.29	7.680	77.01	609	78.18	12.92	62.23
Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	53	$5,335,057.72	1.05%	7.147%	0.00%	611	69.74%	57.39%	18.88%
181 - 240	133	6,377,988.26	1.26	9.080	0.00	631	89.62	65.43	12.65
241 - 360	2,110	495,482,764.19	97.69	7.119	85.34	623	80.89	46.43	34.88
Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	53	$5,335,057.72	1.05%	7.147%	0.00%	611	69.74%	57.39%	18.88%
181 - 240	133	6,377,988.26	1.26	9.080	0.00	631	89.62	65.43	12.65
241 - 360	2,110	495,482,764.19	97.69	7.119	85.34	623	80.89	46.43	34.88
Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	741	$236,058,709.56	46.54%	6.846%	89.28%	633	80.35%	40.39%	33.67%
FL	239	39,595,805.42	7.81	7.483	79.68	604	80.26	49.94	39.31
NY	100	31,221,056.71	6.16	7.273	75.80	632	80.62	26.73	33.92
NJ	72	18,919,803.14	3.73	7.269	77.02	617	82.42	55.26	47.41
MD	57	15,150,632.96	2.99	7.104	72.98	602	80.57	65.49	32.63
TX	126	12,857,055.48	2.53	7.723	66.64	603	80.46	59.97	20.89
NV	56	12,197,638.52	2.40	7.427	85.20	605	78.90	43.13	34.32
AZ	77	11,661,021.10	2.30	7.428	86.68	607	83.12	56.14	36.82
VA	44	9,450,601.68	1.86	7.110	82.03	615	78.50	68.57	28.15
MI	69	9,003,910.73	1.78	8.026	94.22	589	83.05	60.84	40.35
Other	715	111,079,574.87	21.90	7.407	77.38	617	82.13	55.78	33.88
Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	151	$27,655,730.52	5.45%	6.775%	71.08%	599	51.30%	48.31%	0.00%
60.01 - 70.00%	203	43,223,812.86	8.52	7.085	76.52	588	66.57	53.28	0.00
70.01 - 80.00%	869	213,517,949.24	42.10	6.877	86.75	628	78.46	43.19	0.00
80.01 - 85.00%
With MI:	217	59,564,508.10	11.74	7.029	80.64	613	84.33	51.67	100.00
Without MI:	63	10,730,226.37	2.12	7.744	93.33	571	84.41	58.35	0.00
85.01 - 90.00%
With MI:	288	77,957,396.32	15.37	7.274	92.02	630	89.60	44.00	100.00
Without MI:	78	16,986,395.51	3.35	7.395	94.25	602	89.78	54.66	0.00
90.01 - 95.00%
With MI:	128	33,779,841.63	6.66	7.316	83.54	659	94.58	52.54	100.00
Without MI:	37	6,928,695.51	1.37	7.577	95.83	626	94.88	40.38	0.00
95.01 - 100.00%
With MI:	16	3,350,852.17	0.66	8.288	88.12	669	100.00	70.59	100.00
Without MI:	7	1,283,043.59	0.25	9.159	100.00	635	99.85	33.15	0.00
Subtotal (First Lien):	2,057	$494,978,451.82	97.59%	7.062%	85.43%	622	80.41%	46.98%	35.28%

Second Lien Loans:
90.01 - 95.00%	3	$245,648.11	0.05%	10.378%	0.00%	641	95.00%	47.44%	0.00%
95.01 - 100.00%	236	11,971,710.24	2.36	10.454	0.00	670	99.99	38.44	0.00
Subtotal (Second Lien):	239	$12,217,358.35	2.41%	10.452%	0.00%	669	99.89%	38.63%	0.00%

Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	786	$197,489,343.90	38.94%	7.169%	84.07%	626	83.62%	48.71%	86.00%
60.01 - 70.00%	217	48,042,797.70	9.47	7.045	78.37	593	69.10	52.82	10.03
70.01 - 80.00%	869	213,517,949.24	42.10	6.877	86.75	628	78.46	43.19	0.00
80.01 - 85.00%	63	10,730,226.37	2.12	7.744	93.33	571	84.41	58.35	0.00
85.01 - 90.00%	78	16,986,395.51	3.35	7.395	94.25	602	89.78	54.66	0.00
90.01 - 95.00%	37	6,928,695.51	1.37	7.577	95.83	626	94.88	40.38	0.00
95.01 - 100.00%	7	1,283,043.59	0.25	9.159	100.00	635	99.85	33.15	0.00
Subtotal (First Lien):	2,057	$494,978,451.82	97.59%	7.062%	85.43%	622	80.41%	46.98%	35.28%

Second Lien Loans:
90.01 - 95.00%	3	$245,648.11	0.05%	10.378%	0.00%	641	95.00%	47.44%	0.00%
95.01 - 100.00%	236	11,971,710.24	2.36	10.454	0.00	670	99.99	38.44	0.00
Subtotal (Second Lien):	239	$12,217,358.35	2.41%	10.452%	0.00%	669	99.89%	38.63%	0.00%

Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	149	$26,779,251.22	5.28%	6.799%	72.82%	599	51.19%	49.30%	0.00%
60.01 - 70.00%	199	42,759,468.06	8.43	7.063	74.58	589	66.34	51.63	0.00
70.01 - 80.00%	493	115,142,407.37	22.70	7.110	77.23	595	77.09	53.13	0.00
80.01 - 85.00%
With MI:	202	54,900,194.74	10.82	7.032	80.66	612	84.31	49.98	100.00
Without MI:	52	9,593,139.62	1.89	7.685	92.54	571	83.79	58.11	0.00
85.01 - 90.00%
With MI:	277	75,441,745.53	14.87	7.258	91.50	630	89.54	43.25	100.00
Without MI:	68	15,861,696.27	3.13	7.329	93.85	603	89.76	55.38	0.00
90.01 - 95.00%
With MI:	143	36,726,487.35	7.24	7.351	84.05	656	94.10	52.83	100.00
Without MI:	70	13,158,929.35	2.59	7.543	97.80	618	88.61	33.73	0.00
95.01 - 100.00%
With MI:	27	7,584,170.60	1.50	7.515	89.16	645	92.05	75.41	100.00
Without MI:	377	97,030,961.71	19.13	6.625	97.86	667	80.25	33.10	0.00
Subtotal (First Lien):	2,057	$494,978,451.82	97.59%	7.062%	85.43%	622	80.41%	46.98%	35.28%

Second Lien Loans:
90.01 - 95.00%	3	$245,648.11	0.05%	10.378%	0.00%	641	95.00%	47.44%	0.00%
95.01 - 100.00%	236	11,971,710.24	2.36	10.454	0.00	670	99.99	38.44	0.00
Subtotal (Second Lien):	239	$12,217,358.35	2.41%	10.452%	0.00%	669	99.89%	38.63%	0.00%

Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	126	$22,818,725.03	4.50%	8.519%	96.55%	510	73.09%	67.26%	5.83%
521 - 540	155	30,421,181.14	6.00	7.952	92.41	531	75.93	61.58	19.77
541 - 560	199	39,310,448.50	7.75	7.739	89.12	551	77.67	67.08	30.81
561 - 580	181	39,425,830.49	7.77	7.330	83.62	571	78.03	56.05	35.85
581 - 600	251	53,224,051.13	10.49	7.180	85.23	591	81.25	48.93	35.90
601 - 620	260	52,978,393.66	10.45	6.930	78.43	610	80.76	62.11	33.57
621 - 640	295	67,820,451.50	13.37	7.012	80.14	631	83.14	49.72	47.91
641 - 660	284	65,527,905.54	12.92	6.843	80.20	651	82.52	34.35	34.98
661 - 680	203	50,438,567.69	9.94	6.858	79.76	669	83.03	25.64	40.99
681 - 700	130	32,858,130.02	6.48	6.638	83.12	689	82.50	32.26	30.88
701 - 720	79	19,859,208.43	3.92	6.650	85.62	710	82.90	26.73	31.79
721 - 740	60	16,476,223.09	3.25	6.717	78.72	729	82.99	37.73	42.81
741 - 760	41	9,054,986.71	1.79	7.097	80.79	751	83.87	32.79	22.02
761 - 780	23	5,119,137.49	1.01	7.222	85.61	769	86.21	22.93	37.65
781 >=	9	1,862,569.75	0.37	6.681	89.70	797	81.92	19.18	34.62
Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	1,807	$391,179,695.41	77.13%	7.130%	82.49%	620	80.55%	48.74%	33.61%
PUD	237	60,484,568.20	11.93	7.154	88.21	624	82.74	46.26	38.10
2-4 Family	132	35,538,740.88	7.01	7.264	85.05	651	81.28	24.49	37.97
Condominium	120	19,992,805.68	3.94	7.164	82.97	630	80.95	49.74	33.23
Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$87,070,171.94	$18,565,656.18	$291,223,822.47	$0.00	$0.00	$0.00	$396,859,650.59
Fixed Rate	13,713,733.24	8,882,151.30	6,603,289.16	55,150,455.08	0.00	0.00	84,349,628.78
3/27 ARM (Libor)	10,250,879.41	1,049,999.99	1,138,217.98	13,547,433.42	0.00	0.00	25,986,530.80
Total:	$111,034,784.59	$28,497,807.47	$298,965,329.61	$68,697,888.50	$0.00	$0.00	$507,195,810.17

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	21.94%	4.68%	73.38%	0.00%	0.00%	0.00%	78.25%
Fixed Rate	16.26	10.53	7.83	65.38	0.00	0.00	16.63
3/27 ARM (Libor)	39.45	4.04	4.38	52.13	0.00	0.00	5.12
Total:	21.89%	5.62%	58.94%	13.54%	0.00%	0.00%	100.00%

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	1,786	$395,802,020.10	78.04%	7.040%	82.15%	622	80.69%	48.33%	33.85%
None	510	111,393,790.07	21.96	7.510	87.69	626	81.55	41.28	36.53
Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Stated	959	$242,508,639.93	47.81%	7.381%	89.42%	638	80.90%	0.00%	31.75%
Full	1,233	237,278,688.79	46.78	6.932	76.87	607	80.58	100.00	35.90
Limited	104	27,408,481.45	5.40	6.872	86.15	627	83.33	0.00	45.49
Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 - 5.00	8	$1,143,957.00	0.23%	7.307%	90.30%	659	85.16%	100.00%	72.97%
5.01 - 10.00	2	164,904.75	0.03	8.770	40.00	568	66.89	100.00	60.00
10.01 - 15.00	7	1,362,873.01	0.27	7.540	100.00	565	80.90	100.00	22.62
15.01 - 20.00	33	4,788,233.82	0.94	7.015	67.66	613	78.95	100.00	46.66
20.01 - 25.00	58	9,928,075.66	1.96	6.854	66.28	619	80.98	100.00	48.04
25.01 - 30.00	96	15,502,407.64	3.06	7.061	69.57	603	77.12	100.00	33.32
30.01 - 35.00	158	27,311,038.84	5.38	6.927	75.94	597	79.29	100.00	36.00
35.01 - 40.00	180	34,100,983.09	6.72	6.971	75.65	608	82.31	100.00	38.17
40.01 - 45.00	264	53,857,725.68	10.62	6.930	81.76	609	82.10	100.00	41.31
45.01 - 50.00	337	69,444,665.25	13.69	6.889	79.69	612	82.95	100.00	35.53
50.01 - 55.00	88	18,988,742.96	3.74	6.923	67.48	589	69.42	100.00	10.60
55.01 - 60.00	2	685,081.09	0.14	5.381	87.48	591	75.69	100.00	0.00
Subtotal (Full Doc):	1,233	$237,278,688.79	46.78%	6.932%	76.87%	607	80.58%	100.00%	35.90%

Non-Full Doc Loans:
5.01 - 10.00	5	$868,801.50	0.17%	8.251%	100.00%	614	90.11%	0.00%	69.89%
10.01 - 15.00	3	360,909.86	0.07	8.302	83.82	544	78.00	0.00	14.59
15.01 - 20.00	19	4,007,847.13	0.79	7.397	84.33	616	81.61	0.00	40.97
20.01 - 25.00	34	4,970,191.88	0.98	7.486	81.01	640	82.24	0.00	40.88
25.01 - 30.00	75	15,225,669.27	3.00	7.266	87.66	629	80.24	0.00	37.81
30.01 - 35.00	111	24,821,193.35	4.89	7.298	87.18	638	80.69	0.00	35.28
35.01 - 40.00	186	47,662,116.70	9.40	7.310	88.17	643	80.69	0.00	31.93
40.01 - 45.00	267	70,868,711.61	13.97	7.175	88.14	642	80.60	0.00	27.58
45.01 - 50.00	332	92,469,056.30	18.23	7.390	91.65	638	83.02	0.00	38.32
50.01 - 55.00	31	8,662,623.78	1.71	7.999	88.41	581	69.25	0.00	4.75
Subtotal (Non-Full Doc):	1,063	$269,917,121.38	53.22%	7.329%	89.08%	637	81.14%	0.00%	33.14%

Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	64	$20,301,522.40	4.00%	5.258%	100.00%	658	77.20%	70.81%	19.02%
5.501 - 6.000	135	44,341,940.30	8.74	5.847	100.00	652	79.49	58.62	27.55
6.001 - 6.500	245	70,062,109.83	13.81	6.307	100.00	644	79.57	47.37	27.34
6.501 - 7.000	312	95,261,492.24	18.78	6.816	100.00	635	81.38	39.57	39.24
7.001 - 7.500	267	64,529,783.60	12.72	7.317	100.00	610	81.60	42.24	40.61
7.501 - 8.000	234	52,494,884.89	10.35	7.782	100.00	600	81.70	34.15	35.65
8.001 - 8.500	164	34,670,908.89	6.84	8.295	100.00	582	83.84	41.69	49.55
8.501 - 9.000	140	25,662,911.60	5.06	8.795	100.00	574	83.04	31.95	45.59
9.001 - 9.500	47	7,018,242.54	1.38	9.279	100.00	576	83.54	22.07	36.26
9.501 - 10.000	27	4,768,342.02	0.94	9.768	100.00	554	81.16	30.69	31.17
10.001 - 10.500	13	2,239,723.55	0.44	10.270	100.00	570	83.95	2.98	17.41
10.501 - 11.000	5	610,722.14	0.12	10.797	100.00	519	75.53	0.00	17.39
11.001 >=	4	883,597.39	0.17	11.618	100.00	519	59.50	24.95	0.00
Subtotal (ARM Loans):	1,657	$422,846,181.39	83.37%	7.101%	100.00%	621	81.05%	43.13%	35.70%

Fixed Rate Loans:
5.501 - 6.000	47	$12,401,573.86	2.45%	5.953%	0.00%	662	72.45%	79.43%	26.19%
6.001 - 6.500	107	21,898,440.14	4.32	6.301	0.00	634	74.03	78.73	23.74
6.501 - 7.000	69	13,574,008.63	2.68	6.778	0.00	633	79.13	55.10	37.69
7.001 - 7.500	69	11,552,894.59	2.28	7.286	0.00	618	79.00	59.34	39.21
7.501 - 8.000	45	6,971,697.50	1.37	7.770	0.00	599	80.50	71.21	40.94
8.001 - 8.500	24	2,182,930.80	0.43	8.269	0.00	588	80.01	67.76	44.38
8.501 - 9.000	29	2,333,395.33	0.46	8.808	0.00	598	89.04	63.34	43.00
9.001 - 9.500	27	2,340,428.42	0.46	9.330	0.00	608	86.91	50.93	23.37
9.501 - 10.000	67	2,967,167.97	0.59	9.856	0.00	653	96.60	47.93	4.98
10.001 - 10.500	36	2,111,022.28	0.42	10.309	0.00	685	99.77	33.66	4.52
10.501 - 11.000	54	3,206,750.76	0.63	10.820	0.00	666	99.35	30.87	0.00
11.001 >=	65	2,809,318.50	0.55	11.452	0.00	647	99.97	43.54	0.00
Subtotal (Fixed Rate):	639	$84,349,628.78	16.63%	7.356%	0.00%	634	80.03%	65.07%	28.11%

Total:	2,296	$507,195,810.17	100.00%	7.144%	83.37%	623	80.88%	46.78%	34.43%

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.001 - 3.500	1	$215,765.79	0.05%	5.550%	100.00%	606	56.84%	0.00%	0.00%
4.501 - 5.000	167	43,759,475.69	10.35	7.184	100.00	611	79.94	37.60	31.86
5.001 - 5.500	55	14,760,182.42	3.49	6.751	100.00	629	83.34	45.76	45.23
5.501 - 6.000	1,235	316,936,060.80	74.95	6.987	100.00	628	81.94	44.27	37.95
6.001 - 6.500	126	31,727,358.08	7.50	7.723	100.00	593	78.08	30.41	31.7
6.501 - 7.000	68	14,310,900.69	3.38	8.209	100.00	553	70.20	58.03	0.00
7.001 - 7.500	3	565,114.41	0.13	10.026	100.00	557	63.82	100.00	0.00
7.501 - 8.000	1	204,788.40	0.05	9.290	100.00	552	57.75	0.00	0.00
8.001 - 8.500	1	366,535.11	0.09	8.300	100.00	558	84.95	100.00	0.00
Total:	1,657	$422,846,181.39	100.00%	7.101%	100.00%	621	81.05%	43.13%	35.70%

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	7	$1,904,841.07	0.45%	6.697%	100.00%	626	82.98%	43.06%	59.24%
1.500	1,649	420,736,551.92	99.50	7.102	100.00	621	81.05	43.16	35.61
3.000	1	204,788.40	0.05	9.290	100.00	552	57.75	0.00	0.00
Total:	1,657	$422,846,181.39	100.00%	7.101%	100.00%	621	81.05%	43.13%	35.70%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	8	$2,109,629.47	0.50%	6.948%	100.00%	619	80.53%	38.88%	53.49%
1.500	1,649	420,736,551.92	99.50	7.102	100.00	621	81.05	43.16	35.61
Total:	1,657	$422,846,181.39	100.00%	7.101%	100.00%	621	81.05%	43.13%	35.70%

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
11.501 - 12.000	14	$5,329,140.31	1.26%	5.064%	100.00%	669	79.48%	51.44%	35.66%
12.001 - 12.500	53	15,830,731.49	3.74	5.357	100.00	653	76.43	74.48	15.96
12.501 - 13.000	135	44,337,554.54	10.49	5.860	100.00	652	79.49	59.90	27.54
13.001 - 13.500	243	69,770,157.13	16.50	6.306	100.00	644	79.69	47.34	27.45
13.501 - 14.000	312	94,859,180.15	22.43	6.818	100.00	635	81.33	39.14	38.82
14.001 - 14.500	269	65,199,425.24	15.42	7.322	100.00	610	81.65	41.81	40.88
14.501 - 15.000	233	51,990,326.28	12.30	7.785	100.00	600	81.68	34.68	35.14
15.001 - 15.500	163	34,447,192.64	8.15	8.295	100.00	582	83.78	41.96	49.87
15.501 - 16.000	139	25,561,845.97	6.05	8.796	100.00	574	83.07	31.69	45.77
16.001 - 16.500	47	7,018,242.54	1.66	9.279	100.00	576	83.54	22.07	36.26
16.501 - 17.000	27	4,768,342.02	1.13	9.768	100.00	554	81.16	30.69	31.17
17.001 - 17.500	13	2,239,723.55	0.53	10.270	100.00	570	83.95	2.98	17.41
17.501 - 18.000	5	610,722.14	0.14	10.797	100.00	519	75.53	0.00	17.39
18.001 - 18.500	3	663,155.75	0.16	11.374	100.00	516	56.08	0.00	0.00
19.001 - 19.500	1	220,441.64	0.05	12.350	100.00	528	69.78	100.00	0.00
Total:	1,657	$422,846,181.39	100.00%	7.101%	100.00%	621	81.05%	43.13%	35.70%

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	12	$3,496,362.71	0.83%	5.388%	100.00%	645	78.95%	68.59%	17.57%
5.501 - 6.000	180	59,241,380.02	14.01	5.673	100.00	655	78.85	62.94	24.81
6.001 - 6.500	248	70,923,189.46	16.77	6.294	100.00	645	79.76	46.90	28.09
6.501 - 7.000	316	96,306,132.58	22.78	6.811	100.00	635	81.16	39.78	38.82
7.001 - 7.500	267	64,529,783.60	15.26	7.317	100.00	610	81.60	42.24	40.61
7.501 - 8.000	234	52,494,884.89	12.41	7.782	100.00	600	81.70	34.15	35.65
8.001 - 8.500	164	34,670,908.89	8.20	8.295	100.00	582	83.84	41.69	49.55
8.501 - 9.000	140	25,662,911.60	6.07	8.795	100.00	574	83.04	31.95	45.59
9.001 - 9.500	47	7,018,242.54	1.66	9.279	100.00	576	83.54	22.07	36.26
9.501 - 10.000	27	4,768,342.02	1.13	9.768	100.00	554	81.16	30.69	31.17
10.001 - 10.500	13	2,239,723.55	0.53	10.270	100.00	570	83.95	2.98	17.41
10.501 - 11.000	5	610,722.14	0.14	10.797	100.00	519	75.53	0.00	17.39
11.001 - 11.500	3	663,155.75	0.16	11.374	100.00	516	56.08	0.00	0.00
12.001 - 12.500	1	220,441.64	0.05	12.350	100.00	528	69.78	100.00	0.00
Total:	1,657	$422,846,181.39	100.00%	7.101%	100.00%	621	81.05%	43.13%	35.70%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
13 - 24	1,562	$396,859,650.59	93.85%	7.135%	100.00%	619	81.04%	42.76%	35.20%
25 - 36	95	25,986,530.80	6.15	6.582	100.00	645	81.15	48.92	43.23
Total:	1,657	$422,846,181.39	100.00%	7.101%	100.00%	621	81.05%	43.13%	35.70%